                                                                  Exhibit 10.4


                                   CONTRACT




                                    between

                              SUNTEL PRIVATE LTD

                                      and

                          AIRSPAN COMMUNICATIONS LTD

                                      for

                               Purchase Order No

                                  LP/0442/99

                                April 26, 1999

This Contract is entered into between:


                    Suntel (Private) Ltd. ("The Purchaser")

                                of the one part

                                      and

                   Airspan Communications Ltd ("Contractor")

                              of the other part.

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                                      iii

                                   Contract
                                   --------

                               Table Of Contents
                               -----------------

Introduction
Clause 1   Definitions

Clause 2   Contractor's Scope of Supply

Clause 3   Contractor's Subcontractors
           3.1 General
           3.2 Technical information

Clause 4   Specifications
           4.1 General
           4.2 Technical Specification
           4.3 System Description
           4.4 Design, construction and manufacture
           4.5 Information from The Purchaser

Clause 5   The Purchaser's Share of Responsibilities

Clause 6   Changes

           6.1 General
           6.2 Changes demanded by The Purchaser
           6.3 Changes proposed by the Contractor
           6.4 Contractor's obligation to propose changes
           6.5 The Purchaser's approval of changes
           6.6 Supplementary agreement
           6.7 Variations in prices
               6.7.1  Increase or decrease in prices
               6.7.2  Reimbursements to The Purchaser for increased costs

Clause 7   Project Group, Progress Report, Time Schedule and Delays

           7.1 Project group
           7.2 Progress report
           7.3 Time schedule
           7.4 Delays

Clause 8   Inspection

           8.1 General
           8.2 No prejudice

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                                      iv

           8.3    Subcontractors

Clause 9   Acceptance Procedure and Actual Date of Delivery

           9.1    General
           9.2    Quality assurance
           9.3    System test (or Site Acceptance Test)
           9.4    Acceptance test (or System Acceptance Test)
           9.5    Actual Date of Delivery

Clause 10  Warranties and Certain Consequences in the Event of Breaches of
           Warranties

           10.1   Warranty period
           10.2   Corrective Measures Activity
           10.3   Warranty of Corrective Measures
           10.4   Notification of defects
           10.7   Warranty regarding replaced or corrected parts
           10.8   Warranty of Reliability and Maintainability
           10.9   Warranty of Documentation
                  10.9.1  Sufficient and adequate for Operation and Maintenance
                  10.9.2  Additional Documentation
           10.10  Spares Warranty
           10.11  Warranty of right to use and reproduce etc.
           10.12  Repairs Warranty
           10.13  Warranty for production
           10.15  Title and intellectual property rights
           10.16  Exceptions from warranties
           10.17  Records of events

Clause 11  Delivery

           11.1   Equipment and Software
                  11.1.1  Contractual Date of Delivery
                  11.1.2  Passing of Title
                  11.1.3  Software license
           11.2   Installation
           11.3   Training
           11.4   Documentation
           11.5   Spare parts
           11.6   Test Instruments
           11.7   Marking

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                                       v

           11.8    Packing
           11.9    Order Procedure

Clause 12  Liquidated Damages in the Event of Delays in Delivery
           12.1 General
           12.2 WLL System, training, documentation, spare parts and test instruments
           12.3 Delays caused by The Purchaser or Force Majeure Events

Clause 13  Prices

Clause 14  Payments
           14.1    General
           14.2.1  Equipment and Software
           14.4.1  Invoicing
           14.4.2  Interest

Clause 15  Liability for Accidents, Damage and Loss
           15.1    Liability before passing of risk
           15.2    Other indemnification
           15.3    Gross misconduct
           15.4    Limitation of The Purchaser's liability
           15.5    Obligations to limit damages and loss

Clause 16  Patents and Other. Intellectual and Industrial Property Rights

Clause 17  Force Majeure

Clause 18  Optional Orders

           18.1    WLL System
           18.2    Terms and conditions
           18.3    Exercise of option

Clause 19   Network and Maintenance

Clause 20   Non Waiver

Clause 21   Language

Clause 22   The Purchaser's Approval

Clause 23   Compliance with the Law

Clause 24   Assignment

Clause 25   Termination

Clause 26   Cancellation

            26.1   General
            26.2   Cancellation due to Contractor
            26.3   Cancellation with reference to Force Majeure

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                                      vi

          26.4   Consequences of cancellation according to 26.2
          26.5  Consequences of cancellation according to 26.3
          26.6   Ownership to Equipment etc.
          26.7   Survival of Clauses

Clause 27 Entire Agreement Modifications of the Contract

Clause 28 Order of Priority

Clause 29 Applicable Law

Clause 30 Confidentiality

Clause 31 Disputes

Clause 32 Notices

Clause 33 Support Bond

Clause 34 Contract Period


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                                      vii

                   List of Annexes to the Contract Document
                   ----------------------------------------

     Annex 1    Technical Specifications

     Annex 2    Compliance List to the Technical Specifications

     Annex 3    System Description

     Annex 4    Price Summary

     Annex 5    Price Lists

     Annex 6    Discount Table

     Annex 7    Equipment and Software

     Annex 8    Optional Equipment and Software

     Annex 9    Turn-key services

     Annex 10   Training

     Annex 11   Documentation

     Annex 12   Spare Parts

     Annex 13   Test Equipment

     Annex 14   Logistics

     Annex 15   Quality

     Annex 16   System Requirements

     Annex 17   Acceptance Procedure

     Annex 18   Time Schedule

     Annex 19   Share of Responsibilities

     Annex 20   Subcontractors and Local Support

     Annex 21   Network Operations and Maintenance

     Annex 22   Vendor Financing

     Annex 23   Insurance

     Annex 24   Availability

     Annex 25   Definition of Service Effecting Errors

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                                     viii

     Annex 26   Software License

     Annex 27   Project Organisation

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                                       i

                             Clause 1- Definitions
                             ---------------------

For the purpose of this Contract the following words and abbreviations shall have the meaning herein assigned to them unless the subject matter or context would obviously require otherwise:

"Actual Date of Delivery" with respect to the WLL System shall mean the date defined in Clause 9.5. And applies to the first phase of the project as defined in Annex 18.

"Delivery" shall be delivery of equipment that is not part of the phase 1.

"The Purchaser's Share of Responsibility" shall mean all buildings, facilities and equipment as well as all labour and services to be or caused to be provided by The Purchaser under this Contract as further set out in Clause 5.

"Contract" shall mean this Contract between the Purchaser and the Contractor, including all Annexes as amended from time to time and incorporated herein and all documents to which reference may properly be made in order to ascertain the right and obligations of the parties.

"Contract Price" shall mean that the sum so named in the Contract together with any additions thereto or deductions therefrom as are agreed in writing under the Contract.

"Contractor's Scope of Supply" shall mean all Equipment, Software, Documentation, Installation, spare parts, test instruments, services and other activities to be supplied by the Contractor.

"Contractual Date of Delivery" with respect to the WLL System shall mean the date defined in Clause 11.1.1.

"Day" shall mean calendar day.

"CIP" as defined in INCOTERMS 1990.

"Documentation" shall mean all necessary written and drawn information about the WLL System for operation, maintenance and training.

"Equipment" shall mean the hardware including standard software (except documentation other than documentation included in Software) collectively (including spare parts) that is to be supplied by the Contractor under this Contract.

"WLL System" shall mean all Equipment and Software to be supplied by the Contractor meeting all the requirements of this Contract including the details set out in Annexes 7-13 and 21, when properly installed, interfaced and used in conjunction with the Contractor's Scope of Supply obligations defined in the Technical Specification.

"Installation" shall mean assembling and testing.

"Latest Version" shall mean the last maintained release of software issued to The Purchaser and in use on the System.

"Licence" shall mean the Licence grated to The Purchaser by Supplier.

"Month" shall mean calendar month.

"Object Code" shall mean Software either written directly or translated from Source Code, which when presented on a suitable medium may be directly executed by and through computer hardware and/or firmware and which code may be stored on any storage medium whatsoever.
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                                      ii

"Premises" shall mean the place or places other than the Contractor's premises to which the Equipment and Software are to be delivered or where Contractor's Scope of Supply obligations are to be carried out.

"Software" shall mean all operating systems, application, programs, compilers, utilities, service software and other programs and associated documentation provided by the Contractor for inclusion in the WLL System.

"Software Release" shall mean revisions to Software containing new features or enhancements.

"Source Code" shall mean Software in assembly language or any higher-level language and all available appropriate documentation.

"Specifications" shall have the meaning set out in Clause 4.1 and shall include Technical Specifications.

"System" shall be as described in Annex 3.

"Technical Specifications" shall have the meaning as set out in Subclause 4.1.

"Tender" means the tender published by Suntel.

"Time Schedule" shall have the meaning appearing in Subclause 7.3.

"Week" shall mean calendar week.

"Limited commercial traffic" is defined as commercial service provided with subscriber terminals used and provided for site and system acceptance (which are supplied in the first phase of this contract).

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                                      iii

                    Clause 2 - Contractor's Scope of Supply
                    ---------------------------------------

The Contractor undertakes to supply and shall deliver to The Purchaser in accordance with the terms and conditions of this Contract the WLL System, all of which shall meet the requirements set out in this Contract.

In the performance of its undertakings under this Contract the Contractor shall provide (if purchased) the Purchaser with a WLL System consisting of

- Equipment and Software set out in Annex 7

- Optional Equipment and Software set out in Annex 8

- Turn-Key Services set out in Annex 9

- Training set out in Annex 10

- Documentation set out in Annex 11

- Spare parts set out in Annex 12

- Test Equipment set out in Annex 13

- Network operations and maintenance set out in Annex 21

all on the terms and conditions set out in this Contract.

The Contractor shall consequently, with regard to the Contractor's Scope of Supply and services unless otherwise specifically stated in this Contract, bear the responsibility for providing:

all design, engineering, labour, materials, equipment, software, services, tools and instruments, Documentation, information, manufacture, assembling, technical marking, packing, transportation, action, unloading, Installation, commissioning, inspection, testing, delivery, training and maintenance support with respect to the WLL System and undertakes - without extra costs to The Purchaser - to provide hardware, software, documentation, services or other activities which are necessary to fulfil the Contractor's obligations as set forth in this Contract.

Concerning design responsibility the Contractor shall be solely responsible for the design and adequacy of the System and shall not claim any additional payment nor be relieved from any obligation imposed on it by this Contract on grounds of misunderstanding or insufficient information received from and/or supplied by The Purchaser and/or its representatives on any matter whatsoever related to this Contract.

The Contractor's responsibility for the design of the System shall not in any way be diminished nor shall its design approach be restricted or limited by The Purchaser's acceptance of the Contractor's guidance or recommendations as to engineering standards and design specifications or by The Purchaser's suggestions or recommendations on any aspect of the said design.

The System shall be commercially functional and fully available for at least
99.50 % of the time, 24 hours a day, throughout the full calendar year. The definition and calculation for availability is given Annex 24 Availability.

Failure to meet the above parameters will be deemed as breach of performance and shall be referred to the project group, which shall determine the impact of extent of any penalty, according to the terms and conditions within the contract.

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                                      iv

                    Clause 3 - Contractor's Subcontractors
                    --------------------------------------

3.1  General
------------

     Subject to any expressed provision to the contrary contained in this Contract, The Purchaser hereby agrees that the Contractor in the performance of this Contract may enter into subcontract and purchase arrangements with subcontractors with respect to the services, work at site units of the Equipment and Software, therein referred to, provided that any subcontracting by Contractor is subject to the prior written consent of The Purchaser on a case by case basis. This consent of The Purchaser shall in no way affect the Contractor or relieve the Contractor from its responsibilities or obligations under this Contract nor create any contractual or employer - employee relationship between The Purchaser and any subcontractor or supplier of the Contractor.

     The Contractor may substitute individual subcontractors, provided that the Equipment offered by another subcontractor can be integrated in the WLL System and in particular that it and its spare parts are pin-to-pin compatible with the substituted ones, while maintaining the full responsibility of the Contractor for all requirements and guarantees specified.

     Contractor's subcontractors, their names, addresses and equipment or services to be supplied, are set out in Annex 20.

3.2  Technical information
--------------------------

     The Contractor shall without charge furnish The Purchaser with such technical information as The Purchaser may from time to time require - in order to be able to make reliable evaluations and to operate, maintain, repair and replace - with respect to any materials and components that the Contractor will purchase from other sources as well as materials and components that the above subcontractors and suppliers will employ in the performance of the Contract, provided that the said information is or can reasonably be made available to the Contractor.

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                                       v

                           Clause 4 - Specifications
                           -------------------------

4.1  General
------------

     In satisfying its obligations under this Contract the Contractor shall incorporate into the Contractor's Scope of Supply the standards and specifications defined in Subclauses 4.2 - 4.3 (inclusive), all of which will hereinafter collectively be referred to as the "Specifications". The said term shall also include any subsequent amendment or addition to the said standards or specifications.

4.2  Technical Specification
----------------------------

     The Contractor's Scope of Supply shall in all respects satisfy those technical and performance specifications that are set out in Annex 1, and 2 hereto.

4.3  System Description
-----------------------

     The Contractor's Scope of Supply shall in all respects satisfy those descriptions that are set out in Annex 3 hereto.

4.4  Design, Construction and Manufacture
-----------------------------------------

     The WLL System shall

     (i) be designed, constructed, manufactured and assembled so as to achieve reliability in accordance with the provisions set out in Annex 1, 2 and 3 and Annex 15 and otherwise in accordance with good engineering and manufacturing practices, and

     (ii) be such as to ensure that the WLL System will function properly, both separately and as an integrated and reliable part of the networks to which it is connected. The Contractor shall always take into account the importance that The Purchaser attaches to the requirements that the WLL System shall be easy to handle with respect to operation and maintenance. The Contractor shall execute the Contract with the care, skill and diligence expected from a competent contractor.

4.5  Information from The Purchaser
-----------------------------------

     To the extent the Contractor has not obtained from The Purchaser all necessary information already prior to the signing of this Contract (and has not been provided by The Purchaser under Clause 5), the Contractor undertakes to take all such actions as are necessary to obtain all information regarding technical features and characteristics of as well as other circumstances relating to the relevant networks, The Purchaser' equipment and information regarding WLL recommendations released by ETSI (that are defined below) to enable the Contractor to fulfil its undertakings under this Contract and to provide The Purchaser with Contractor's Scope of Supply fulfilling all the requirements set out in the Specifications or otherwise in this Contract.

     To the extent the Contractor so requests in writing The Purchaser shall furnish the Contractor with such information as is referred to above that is readily available to The Purchaser or, if the information is not so available, advise the Contractor of such knowledge (if any) as The Purchaser may have readily available, on how to obtain the required information.

     Relevant WLL ETSI Recommendations
     ---------------------------------

  ETS 301 055 - Transmission and Multiplexing (TM);
                Digital Radio Relay Systems (DRRS);
                Direct Sequence Code Division Multiple Access (DS-CDMA) point-to-multipoint DRRS in frequency bands in the band 1 GHz to 3 GHz

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                                      vi

             Clause 5 - The Purchaser's Share of Responsibilities
             ----------------------------------------------------

     The Purchaser's shall provide or cause to be provided the facilities, equipment, labour and services that are set out in Annex 19.
                                                             --------

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                                      vii

                              Clause 6 - Changes
                              ------------------

6.1  General
------------

     The parties recognise that changes to the Contractor's Scope of Supply or otherwise of this Contract may be necessary or desired after the date of signing of the Contract. The following provisions shall apply to The Purchaser and the Contractor's rights and obligations with respect to such changes. To be deemed to be a change under this Clause 6, the change shall have been demanded by The Purchaser or proposed by the Contractor, as the case may be.

     Any new or changed Software and Equipment shall be considered as an integrated part of the WLL System and shall fall under the conditions of this Contract.

6.2   Changes Demanded by The Purchaser
---------------------------------------

     The Purchaser shall have the right at any time to request reasonable changes in the Specifications and other changes in the Contractor's Scope of Supply. The Contractor agrees to effect all such reasonable changes as The Purchaser may request, subject to changing price as provided in Clause
     6.7.1 and reasonable other conditions.

6.3  Changes Proposed by the Contractor
---------------------------------------

     The Contractor shall inform The Purchaser about any possible change, possible improvement or development regarding the WLL System and related technology that comes to the Contractor's knowledge during the validity of this Contract and that is not already known to The Purchaser.

     The Contractor may propose such changes of the Contractor's Scope of Supply as the Contractor deems appropriate.

6.4  The Contractor's Obligation to Propose Changes
---------------------------------------------------

     The Contractor shall be obliged to propose such changes to the Contractor's
           Scope of Supply as are necessary or advisable in order to
     (i) achieve technical improvements of the WLL System, or otherwise implement technical or economical improvements or new technology or experiences;

     (ii)  obtain consents necessary from authorities Sri Lanka or

     (iii) otherwise minimise the cost of day-to-day operation and maintenance of the WLL System.

6.5  The Purchaser's Approval of Changes
----------------------------------------

     The Contractor may not, without the prior written consent of The Purchaser, make any change to any part of the Contractor's Scope of Supply, - even if after such change Contractor's Scope of Supply still complies with the Specifications.


6.6  Supplementary Agreement
----------------------------

      For each change, whether proposed by the Contractor or The Purchaser, the Contractor shall provide The Purchaser with a written offer. Such offer shall set forth in detail the change of the Contractor's Scope of Supply and shall contain information on possible changes of

      - Equipment
      - Software
      - Documentation

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                                     viii

      - Training
      - Turn-key Services
      - Spare parts
      - Test Equipment
      - Prices
      - Contractual Date of Delivery
      - Other Dates according to Time Schedule
      Warranties

      and on other changes of The Purchaser's Scope of Supply resulting from the change in question as well as on any other terms and conditions that according to the Contractor shall govern the change. The information on prices shall be split on the various items that The Purchaser reasonably requires and be accompanied by all necessary drawings and specifications including a description of the consequences for the WLL System, the environments, the reliability, the maintainability, the training of The Purchaser's staff, the Contractor's Scope of Supply and The Purchaser's Share of Responsibility etc. sufficiently detailed so as to permit The Purchaser to judge on the reasonableness of the prices and other terms and conditions.

      If the change has been proposed by The Purchaser the offer shall be submitted by the Contractor as soon as practicable, however, in no case later than thirty (30) days after receipt of The Purchaser's proposal. The Contractor shall be bound by any offer referred to herein for such a period of time as is required to enable The Purchaser to evaluate and make decision on the basis of the offer.

      Any change according to Subclauses 6.2, 6.3 and 6.6 above has to be agreed by The Purchaser in' the form of a written numbered change order or supplementary order ("Supplementary Agreement"). The Contractor shall not commence any work relating to such a change until The Purchaser has authorised the same and all the related terms and conditions. However, if The Purchaser so requests in writing, the Contractor shall be obliged to commence and carry out minor or urgent changes, notwithstanding that all of the terms and conditions have not at that time been agreed to by The Purchaser.

6.7   Variations in Prices
-------------------------

      6.7.1 Increase or decrease in Prices
      ------------------------------------

      In the event that a change referred to in Clause 6 would result in

      (i) a material increase of the Contractor's costs for the Contractor's performance under this Contract or

      (ii) a material decrease of the Contractor's costs for the Contractor's performance under this Contract then the parties shall mutually in writing agree upon, in good faith, such price increase or decrease as the case may be.

      In the ascertainment and determination of such an increase or decrease, rates and prices specified in this Contract shall as far as possible serve as a guide. Where this is not possible, the increase or decrease shall be an amount that is reasonable in view of all the circumstances.

6.7.2 Reimbursements to The Purchaser for increased costs
---------------------------------------------------------

      6.7.2.1 It is expressly agreed that The Purchaser shall in no event bear any increase of Contract Prices resulting from changes required in order to make the WLL System meet the requirements set out in this Contract.

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                                      ix

      6.7.2.2 Any costs or expenses incurred by The Purchaser due to such a change shall be reimbursed by the Contractor on demand and may be set off by The Purchaser against any payment The Purchaser shall make to the Contractor under this Contract.

      6.7.2.3 In the event that any change would require a change of The Purchaser's Share of Responsibility or of any other equipment belonging to The Purchaser, and the Contractor has failed to inform The Purchaser of this fact prior to the conclusion of the Supplementary Agreement referred to in Subclause 6.6 above, the Contractor shall reimburse The Purchaser for all such increase of costs that The Purchaser will incur due to such a change and the provisions of set-off in Subclause 6.7.2.2 above shall apply.

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                                       x

      Clause 7 - Project Group, Progress Report, Time Schedule and Delays
      -------------------------------------------------------------------

7.1  Project Group
------------------

     For the supervision of the parties' performance under this Contract, the Contractor and The Purchaser shall on The Purchaser's request form a joint project group consisting of representatives from each party ("Project Group") which shall decide when and where to meet. Each party shall bear all costs for its own representatives. Minutes of meetings shall be kept and signed by one representative of each party authorized to this effect. When considered necessary representatives of subcontractors and experts of the parties shall attend the meetings. It is incumbent upon the Contractor to see to it that representatives of the Contractor's subcontractors will attend, if so required. The costs for such experts shall be borne by the party in question. The costs for representatives of the subcontractors of a party shall be borne by the party in question or subcontractor, as they may have agreed separately.

     At the meetings the Project Group shall discuss the progress of the Contractor's Scope of Supply and The Purchaser's Share of Responsibility and review the operation and maintenance facilities of the WLL System.

     The Project Group shall supervise the test procedures for Acceptance Tests set out in Annex 17.

     The Project Group is authorized to make decisions within the technical scope of the Contract . A technical change or correction which entails increased costs or extension of the delivery time shall promptly, but latest at the next meeting be notified in writing by the Contractor. If such notice is not made, the Contractor has no right to demand compensation for such increased costs or to demand acceptance by The Purchaser of prolongation of the delivery time.

     A decision binding on the parties shall be deemed to have been made only if all the representatives of both parties agree and the decision is contained in duly signed minutes. The Project Group shall, however, not be authorized to make decisions that will affect Contract Price(s) or the Contractual Date of Delivery or otherwise decisions resulting in modifications of the Contract. In the event that any of the representatives deem a question to fall outside the authority or competence of the Project Group the question shall be referred for resolution to the Engineering Vice Presidents or their equivalents of each party.

     A detailed description of the Project Organisation, including names of the persons participating and their experiences in the field is set out in Annex 27.

7.2  Progress Report
--------------------

     The Contractor shall every week submit to The Purchaser a Progress Report in three copies up until System Acceptance is achieved. The Progress Report shall contain, as a minimum, a report of all activities related to the Contract that have taken place since the last report, as well as information regarding future activities and the progress of the Contractor's Scope of Supply. After System Acceptance progress reports shall be issued at a frequency mutually agreed.


     The Progress Report shall furthermore contain a complete review of the status of accomplishments, developments and implementation of the Contractor's Scope of Supply obligations against the Time Schedule.

7.3. Time Schedule
------------------

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                                      xi

     As an integral part of this Contract is attached as Annex 18 a Time
     Schedule indicating crucial milestone dates. The Contractor and The Purchaser undertake to fulfil their undertakings under this Contract in accordance with the Time Schedule. Time is of the essence of this Contract.

7.4  Delays
-----------

     Without prejudice to the provisions of Clause 17, each party to this Contract shall promptly notify the other party in writing where the notifying party has a reasonable belief that circumstances exist or are likely to occur that would be reasonably expected to prevent the Contractor (or any of its subcontractors or suppliers) or The Purchaser (or any of its assignees) from fulfilling its obligations under this Contract according to the Time Schedule.

     In a case where any party, at any time, reasonably believes that any other party is unable to fulfil its obligations on the respective date set out in the Time Schedule, the parties shall meet to determine what action is required. Any notification and/or action that might be determined as a consequence hereof shall be without prejudice to any right or remedy the parties may have under this Contract.

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                                      xii

                             Clause 8 - Inspection
                             ---------------------

8.1  General
------------

     At such times and in such manner as The Purchaser shall deem appropriate for the purpose of inspecting or testing the contractual work in progress and activities under this Contract, including the Contractor's own tests and results thereof, representatives of The Purchaser shall be given notices of the testing and shall have access to the Contractor's and its subcontractor's works as well as other places where activities under this Contract are in preparation or progress. The Purchaser shall have full access to and on request be provided with all test records relating to the Contractor's Scope of Supply. Any inspection or test carried out by The Purchaser or its representatives shall not unduly delay the Contractor.

     The Purchaser shall at all reasonable times have access to the Contractor's
          Scope of Supply, and the Contractor shall provide appropriate facilities for such access and for the purpose of inspection and testing. The Purchaser shall also have full access to all relevant plants, offices and Contractor's Scope of Supply sites of the Contractor and any of its Subcontractors to enable The Purchaser to inspect the Contractor's Scope of Supply and monitor progress.

     The Contractor shall permit The Purchaser or its designated representatives to carry out the following inspection activities at any time: (i) to audit the Contractor's quality assurance system and its application to the Contractor's Scope of Supply including, without limitation, to the manufacture, development, and/or provision of raw materials and components; and (ii) to inspect all parts of the Contractor's Scope of Supply to the extent reasonably practicable to ensure that their quality meets the requirements of the Contract.

     The factory inspection or audit of parts of the System in accordance with this Clause shall not in any way prejudice any right or remedy which The Purchaser may have against the Contractor, or relieve the Contractor of any of its liabilities, and in particular it is without prejudice to the Contractor's obligations relating to the performance of the System under Clause 4.

     Any approval given by or on behalf of The Purchaser in respect of any aspect of the Contractor's Scope of Supply carried out or proposed by the Contractor, or in respect of any part of the System, shall not relieve the Contractor of any obligations under the Contract.

     The Purchaser or its representatives may request that the Contractor performs such reasonable tests and repeated tests (in addition to and apart from such tests as are referred to in Clause 9) as The Purchaser (or its representatives) will consider necessary to be assured that the result of the activities will comply with the requirements of this Contract. The Contractor shall, without extra costs to The Purchaser, provide with all labour, facilities, test equipment and other things and services necessary for this purpose.

     In the event that Software or Equipment is in the course of the inspection found to be defective or otherwise not in conformity with the Specifications, the Contractor shall within shortest possible time take all necessary action to repair all faults, defects or non-conformance.

8.2  Subcontractors
-------------------

     The Contractor shall ensure that the provisions of this Clause 8 also apply to all subcontracts or orders made or placed by the Contractor with any one of its subcontractors and that the provisions of this Clause 8 are held good by the said subcontractors.

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           Clause 9 Acceptance Procedure and Actual Date of Delivery
           ---------------------------------------------------------

9.1  General
------------

     The Acceptance Procedure falls into the following main events:
     - Quality assurance
     - Visual Inspection
     - System test (known as Site Acceptance)
     - Acceptance test (known as System Acceptance)
     - TEC tests

     Except to the extent otherwise specifically provided in this Contract the Contractor shall be responsible for the performance of the quality surveillance, inspections, tests (including repeated tests, if any) which are required for the completion of Contractor's Scope of Supply and for the demonstration of its compliance with the Specifications and other requirements set out in this Contract. For the purpose of achieving this object the Contractor shall except to the extent otherwise specifically provided in this Contract be obliged at its own expense
     (i) to carry out the said surveillance and perform and supervise the tests;
     (ii) provide with or place at The Purchaser's disposal, as the case may be, all equipment, tools, programs (software), labour, supplies, and services required for the performance of the said surveillance and tests; and

     (iii) to issue reports, keep and provide records, and issue certificates as to the results of the surveillance and tests. The said surveillance and all the tests shall be performed at the Contractor's risk.

                                   CONTRACT



                                    between

                              SUNTEL PRIVATE LTD

                                      and

                          AIRSPAN COMMUNICATIONS LTD

                                      for

                               Purchase Order No

                                  LP/0442/99

                                April 26, 1999

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This Contract is entered into between:


                    Suntel (Private) Ltd. ("The Purchaser")

                                of the one part

                                      and

                   Airspan Communications Ltd ("Contractor")

                              of the other part.

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                                   Contract
                                   --------

                               Table Of Contents
                               -----------------

Introduction
Clause 1  Definitions

Clause 2  Contractor's Scope of Supply

Clause 3  Contractor's Subcontractors

          3.1   General

          3.2   Technical information

Clause 4  Specifications

          4.1   General

          4.2   Technical Specification

          4.3   System Description

          4.4   Design, construction and manufacture

          4.5   Information from The Purchaser

Clause 5  The Purchaser's Share of Responsibilities

Clause 6  Changes

          6.1   General

          6.2   Changes demanded by The Purchaser

          6.3   Changes proposed by the Contractor

          6.8   Contractor's obligation to propose changes

          6.9   The Purchaser's approval of changes

          6.10  Supplementary agreement

          6.11  Variations in prices

                6.11.1  Increase or decrease in prices

                6.11.2  Reimbursements to The Purchaser for increased costs

Clause 7  Project Group, Progress Report, Time Schedule and Delays

          7.1  Project group

          7.2  Progress report

          7.3  Time schedule

          7.4  Delays

Clause 8  Inspection

          8.1  General

          8.2  No prejudice

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
          8.3   Subcontractors

Clause 9  Acceptance Procedure and Actual Date of Delivery

          9.1    General

          9.2    Quality assurance

          9.3    System test (or Site Acceptance Test)

          9.4    Acceptance test (or System Acceptance Test)

          9.5    Actual Date of Delivery

Clause 10 Warranties and Certain Consequences in the Event of Breaches of
          Warranties

          10.1   Warranty period

          10.2   Corrective Measures Activity

          10.3   Warranty of Corrective Measures

          10.4   Notification of defects

          10.7   Warranty regarding replaced or corrected parts

          10.8   Warranty of Reliability and Maintainability

          10.9   Warranty of Documentation

                 10.9.1   Sufficient and adequate for Operation and Maintenance

                 10.9.2   Additional Documentation

          10.10  Spares Warranty

          10.11  Warranty of right to use and reproduce etc.

          10.12  Repairs Warranty

          10.13  Warranty for production

          10.15  Title and intellectual property rights

          10.16  Exceptions from warranties

          10.17  Records of events

Clause 11 Delivery

          11.1   Equipment and Software

                 11.1.1   Contractual Date of Delivery

                 11.1.2   Passing of Title

                 11.1.3   Software license

          11.4   Installation

          11.5   Training

          11.4   Documentation

          11.5   Spare parts

          11.6   Test Instruments

          11.7   Marking

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
           11.8    Packing

           11.9    Order Procedure

Clause 12  Liquidated Damages in the Event of Delays in Delivery

           12.1    General

           12.2 WLL System, training, documentation, spare parts and test instruments

           12.3 Delays caused by The Purchaser or Force Majeure Events

Clause 13  Prices

Clause 14  Payments

           14.1    General

           14.2.2  Equipment and Software

           14.4.3  Invoicing

           14.4.4  Interest

Clause 15  Liability for Accidents, Damage and Loss

           15.1    Liability before passing of risk

           15.2    Other indemnification

           15.3    Gross misconduct

           15.4    Limitation of The Purchaser's liability

           15.5    Obligations to limit damages and loss

Clause 16  Patents and Other. Intellectual and Industrial Property Rights

Clause 17  Force Majeure

Clause 18  Optional Orders

           18.4    WLL System

           18.5    Terms and conditions

           18.6    Exercise of option

Clause 19  Network and Maintenance

Clause 20  Non Waiver

Clause 21  Language

Clause 22  The Purchaser's Approval

Clause 23  Compliance with the Law

Clause 24  Assignment

Clause 25  Termination

Clause 26  Cancellation

           26.1    General

           26.2    Cancellation due to Contractor

           26.3    Cancellation with reference to Force Majeure

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           26.4    Consequences of cancellation according to 26.2

           26.5    Consequences of cancellation according to 26.3

           26.6    Ownership to Equipment etc.

           26.7    Survival of Clauses

Clause 27  Entire Agreement Modifications of the Contract

Clause 28  Order of Priority

Clause 29  Applicable Law

Clause 30  Confidentiality

Clause 31  Disputes

Clause 32  Notices

Clause 33  Support Bond

Clause 34  Contract Period

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                    List of Annexes to the Contract Document
                    ----------------------------------------

     Annex 1   Technical Specifications

     Annex 2   Compliance List to the Technical Specifications

     Annex 3   System Description

     Annex 4   Price Summary

     Annex 5   Price Lists

     Annex 6   Discount Table

     Annex 7   Equipment and Software

     Annex 8   Optional Equipment and Software

     Annex 9   Turn-key services

     Annex 10  Training

     Annex 11  Documentation

     Annex 12  Spare Parts

     Annex 13  Test Equipment

     Annex 14  Logistics

     Annex 15  Quality

     Annex 16  System Requirements

     Annex 17  Acceptance Procedure

     Annex 18  Time Schedule

     Annex 19  Share of Responsibilities

     Annex 20  Subcontractors and Local Support

     Annex 21  Network Operations and Maintenance

     Annex 22  Vendor Financing

     Annex 23  Insurance

     Annex 24  Availability

     Annex 25  Definition of Service Effecting Errors

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     Annex 26  Software License

     Annex 27  Project Organisation

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                                       1

                             Clause 1- Definitions
                             ---------------------

For the purpose of this Contract the following words and abbreviations shall have the meaning herein assigned to them unless the subject matter or context would obviously require otherwise:

"Actual Date of Delivery" with respect to the WLL System shall mean the date defined in Clause 9.5. And applies to the first phase of the project as defined in Annex 18.

"Delivery" shall be delivery of equipment that is not part of the phase 1.

"The Purchaser's Share of Responsibility" shall mean all buildings, facilities and equipment as well as all labour and services to be or caused to be provided by The Purchaser under this Contract as further set out in Clause 5.

"Contract" shall mean this Contract between the Purchaser and the Contractor, including all Annexes as amended from time to time and incorporated herein and all documents to which reference may properly be made in order to ascertain the right and obligations of the parties.

"Contract Price" shall mean that the sum so named in the Contract together with any additions thereto or deductions therefrom as are agreed in writing under the Contract.

"Contractor's Scope of Supply" shall mean all Equipment, Software, Documentation, Installation, spare parts, test instruments, services and other activities to be supplied by the Contractor.

"Contractual Date of Delivery" with respect to the WLL System shall mean the date defined in Clause 11.1.1.

"Day" shall mean calendar day.

"CIP" as defined in INCOTERMS 1990.

"Documentation" shall mean all necessary written and drawn information about the WLL System for operation, maintenance and training.

"Equipment" shall mean the hardware including standard software (except documentation other than documentation included in Software) collectively (including spare parts) that is to be supplied by the Contractor under this Contract.

"WLL System" shall mean all Equipment and Software to be supplied by the Contractor meeting all the requirements of this Contract including the details set out in Annexes 7-13 and 21, when properly installed, interfaced and used in conjunction with the Contractor's Scope of Supply obligations defined in the Technical Specification.

"Installation" shall mean assembling and testing.

"Latest Version" shall mean the last maintained release of software issued to The Purchaser and in use on the System.

"Licence" shall mean the Licence grated to The Purchaser by Supplier.

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                                       2

"Month" shall mean calendar month.

"Object Code" shall mean Software either written directly or translated from Source Code, which when presented on a suitable medium may be directly executed by and through computer hardware and/or firmware and which code may be stored on any storage medium whatsoever.

"Premises" shall mean the place or places other than the Contractor's premises to which the Equipment and Software are to be delivered or where Contractor's Scope of Supply obligations are to be carried out.

"Software" shall mean all operating systems, application, programs, compilers, utilities, service software and other programs and associated documentation provided by the Contractor for inclusion in the WLL System.

"Software Release" shall mean revisions to Software containing new features or enhancements.

"Source Code" shall mean Software in assembly language or any higher-level language and all available appropriate documentation.

"Specifications" shall have the meaning set out in Clause 4.1 and shall include Technical Specifications.

"System" shall be as described in Annex 3.

"Technical Specifications" shall have the meaning as set out in Subclause 4.1.

"Tender" means the tender published by Suntel.

"Time Schedule" shall have the meaning appearing in Subclause 7.3.

"Week" shall mean calendar week.

"Limited commercial traffic" is defined as commercial service provided with subscriber terminals used and provided for site and system acceptance (which are supplied in the first phase of this contract).

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                                       3

                    Clause 2 - Contractor's Scope of Supply
                    ---------------------------------------

The Contractor undertakes to supply and shall deliver to The Purchaser in accordance with the terms and conditions of this Contract the WLL System, all of which shall meet the requirements set out in this Contract.

In the performance of its undertakings under this Contract the Contractor shall provide (if purchased) the Purchaser with a WLL System consisting of

- Equipment and Software set out in Annex 7

- Optional Equipment and Software set out in Annex 8

- Turn-Key Services set out in Annex 9

- Training set out in Annex 10

- Documentation set out in Annex 11

- Spare parts set out in Annex 12

- Test Equipment set out in Annex 13

- Network operations and maintenance set out in Annex 21

all on the terms and conditions set out in this Contract.

The Contractor shall consequently, with regard to the Contractor's Scope of Supply and services unless otherwise specifically stated in this Contract, bear the responsibility for providing:

all design, engineering, labour, materials, equipment, software, services, tools and instruments, Documentation, information, manufacture, assembling, technical marking, packing, transportation, action, unloading, Installation, commissioning, inspection, testing, delivery, training and maintenance support with respect to the WLL System and undertakes - without extra costs to The Purchaser - to provide hardware, software, documentation, services or other activities which are necessary to fulfil the Contractor's obligations as set forth in this Contract.

Concerning design responsibility the Contractor shall be solely responsible for the design and adequacy of the System and shall not claim any additional payment nor be relieved from any obligation imposed on it by this Contract on grounds of misunderstanding or insufficient information received from and/or supplied by The Purchaser and/or its representatives on any matter whatsoever related to this Contract.

The Contractor's responsibility for the design of the System shall not in any way be diminished nor shall its design approach be restricted or limited by The Purchaser's acceptance of the Contractor's guidance or recommendations as to engineering standards and design specifications or by The Purchaser's suggestions or recommendations on any aspect of the said design.

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                                       4

The System shall be commercially functional and fully available for at least
99.50 % of the time, 24 hours a day, throughout the full calendar year. The definition and calculation for availability is given Annex 24 Availability.

Failure to meet the above parameters will be deemed as breach of performance and shall be referred to the project group, which shall determine the impact of extent of any penalty, according to the terms and conditions within the contract.

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                                       5

                     Clause 3 - Contractor's Subcontractors
                     --------------------------------------

3.1  General
------------

     Subject to any expressed provision to the contrary contained in this Contract, The Purchaser hereby agrees that the Contractor in the performance of this Contract may enter into subcontract and purchase arrangements with subcontractors with respect to the services, work at site units of the Equipment and Software, therein referred to, provided that any subcontracting by Contractor is subject to the prior written consent of The Purchaser on a case by case basis. This consent of The Purchaser shall in no way affect the Contractor or relieve the Contractor from its responsibilities or obligations under this Contract nor create any contractual or employer - employee relationship between The Purchaser and any subcontractor or supplier of the Contractor.

     The Contractor may substitute individual subcontractors, provided that the Equipment offered by another subcontractor can be integrated in the WLL System and in particular that it and its spare parts are pin-to-pin compatible with the substituted ones, while maintaining the full responsibility of the Contractor for all requirements and guarantees specified.

     Contractor's subcontractors, their names, addresses and equipment or services to be supplied, are set out in Annex 20.

3.2  Technical information
--------------------------

     The Contractor shall without charge furnish The Purchaser with such technical information as The Purchaser may from time to time require - in order to be able to make reliable evaluations and to operate, maintain, repair and replace - with respect to any materials and components that the Contractor will purchase from other sources as well as materials and components that the above subcontractors and suppliers will employ in the performance of the Contract, provided that the said information is or can reasonably be made available to the Contractor.

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                           Clause 4 - Specifications
                           -------------------------

4.1  General
------------

     In satisfying its obligations under this Contract the Contractor shall incorporate into the Contractor's Scope of Supply the standards and specifications defined in Subclauses 4.2 - 4.3 (inclusive), all of which will hereinafter collectively be referred to as the "Specifications". The said term shall also include any subsequent amendment or addition to the said standards or specifications.

4.2  Technical Specification
----------------------------
     The Contractor's Scope of Supply shall in all respects satisfy those technical and performance specifications that are set out in Annex 1, and 2 hereto.
4.3  System Description
-----------------------
     The Contractor's Scope of Supply shall in all respects satisfy those descriptions that are set out in Annex 3 hereto.
4.4  Design, Construction and Manufacture
-----------------------------------------
     The WLL System shall

     (i) be designed, constructed, manufactured and assembled so as to achieve reliability in accordance with the provisions set out in Annex 1, 2 and 3 and Annex 15 and otherwise in accordance with good engineering and manufacturing practices, and

     (ii) be such as to ensure that the WLL System will function properly, both separately and as an integrated and reliable part of the networks to which it is connected. The Contractor shall always take into account the importance that The Purchaser attaches to the requirements that the WLL System shall be easy to handle with respect to operation and maintenance. The Contractor shall execute the Contract with the care, skill and diligence expected from a competent contractor.

4.5  Information from The Purchaser
-----------------------------------

     To the extent the Contractor has not obtained from The Purchaser all necessary information already prior to the signing of this Contract (and has not been provided by The Purchaser under Clause 5), the Contractor undertakes to take all such actions as are necessary to obtain all information regarding technical features and characteristics of as well as other circumstances relating to the relevant networks, The Purchaser' equipment and information regarding WLL recommendations released by ETSI (that are defined below) to enable the Contractor to fulfil its undertakings under this Contract and to provide The Purchaser with Contractor's Scope of Supply fulfilling all the requirements set out in the Specifications or otherwise in this Contract.

     To the extent the Contractor so requests in writing The Purchaser shall furnish the Contractor with such information as is referred to above that is readily available to The Purchaser or, if the information is not so available, advise the Contractor of such knowledge (if any) as The Purchaser may have readily available, on how to obtain the required information.

     Relevant WLL ETSI Recommendations
     ---------------------------------

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                                       7

ETS 301 055 - Transmission and Multiplexing (TM);
               Digital Radio Relay Systems (DRRS);
               Direct Sequence Code Division Multiple Access (DS-CDMA) point-to-multipoint DRRS in frequency bands in the band 1 GHz to 3 GHz

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              Clause 5 - The Purchaser's Share of Responsibilities
              ----------------------------------------------------

The Purchaser's shall provide or cause to be provided the facilities, equipment, labour and services that are set out in Annex 19.
                                                  --------

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                               Clause 6 - Changes
                               ------------------

6.1  General
------------

     The parties recognise that changes to the Contractor's Scope of Supply or otherwise of this Contract may be necessary or desired after the date of signing of the Contract. The following provisions shall apply to The Purchaser and the Contractor's rights and obligations with respect to such changes. To be deemed to be a change under this Clause 6, the change shall have been demanded by The Purchaser or proposed by the Contractor, as the case may be.

     Any new or changed Software and Equipment shall be considered as an integrated part of the WLL System and shall fall under the conditions of this Contract.
6.2  Changes Demanded by The Purchaser
--------------------------------------

     The Purchaser shall have the right at any time to request reasonable changes in the Specifications and other changes in the Contractor's Scope of Supply. The Contractor agrees to effect all such reasonable changes as The Purchaser may request, subject to changing price as provided in Clause
     6.7.1 and reasonable other conditions.

6.3  Changes Proposed by the Contractor
---------------------------------------

     The Contractor shall inform The Purchaser about any possible change, possible improvement or development regarding the WLL System and related technology that comes to the Contractor's knowledge during the validity of this Contract and that is not already known to The Purchaser.

     The Contractor may propose such changes of the Contractor's Scope of Supply as the Contractor deems appropriate.
6.4  The Contractor's Obligation to Propose Changes
---------------------------------------------------

     The Contractor shall be obliged to propose such changes to the Contractor's
           Scope of Supply as are necessary or advisable in order to
     (i) achieve technical improvements of the WLL System, or otherwise implement technical or economical improvements or new technology or experiences;

     (ii)  obtain consents necessary from authorities Sri Lanka or

     (iii) otherwise minimise the cost of day-to-day operation and maintenance of the WLL System.

6.5  The Purchaser's Approval of Changes
----------------------------------------

     The Contractor may not, without the prior written consent of The Purchaser, make any change to any part of the Contractor's Scope of Supply, - even if after such change Contractor's Scope of Supply still complies with the Specifications.

6.6  Supplementary Agreement
----------------------------

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                                      10

     For each change, whether proposed by the Contractor or The Purchaser, the Contractor shall provide The Purchaser with a written offer. Such offer shall set forth in detail the change of the Contractor's Scope of Supply and shall contain information on possible changes of

     - Equipment
     - Software
     - Documentation
     - Training
     - Turn-key Services
     - Spare parts
     - Test Equipment
     - Prices
     - Contractual Date of Delivery
     - Other Dates according to Time Schedule
     Warranties

     and on other changes of The Purchaser's Scope of Supply resulting from the change in question as well as on any other terms and conditions that according to the Contractor shall govern the change. The information on prices shall be split on the various items that The Purchaser reasonably requires and be accompanied by all necessary drawings and specifications including a description of the consequences for the WLL System, the environments, the reliability, the maintainability, the training of The Purchaser's staff, the Contractor's Scope of Supply and The Purchaser's Share of Responsibility etc. sufficiently detailed so as to permit The Purchaser to judge on the reasonableness of the prices and other terms and conditions.

     If the change has been proposed by The Purchaser the offer shall be submitted by the Contractor as soon as practicable, however, in no case later than thirty (30) days after receipt of The Purchaser's proposal. The Contractor shall be bound by any offer referred to herein for such a period of time as is required to enable The Purchaser to evaluate and make decision on the basis of the offer.

     Any change according to Subclauses 6.2, 6.3 and 6.6 above has to be agreed by The Purchaser in' the form of a written numbered change order or supplementary order ("Supplementary Agreement"). The Contractor shall not commence any work relating to such a change until The Purchaser has authorised the same and all the related terms and conditions. However, if The Purchaser so requests in writing, the Contractor shall be obliged to commence and carry out minor or urgent changes, notwithstanding that all of the terms and conditions have not at that time been agreed to by The Purchaser.

6.7  Variations in Prices
-------------------------

     6.7.1  Increase or decrease in Prices
     -------------------------------------

     In the event that a change referred to in Clause 6 would result in

     (iii) a material increase of the Contractor's costs for the Contractor's performance under this Contract or

     (iv) a material decrease of the Contractor's costs for the Contractor's performance under this Contract

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                                      11

        then the parties shall mutually in writing agree upon, in good faith, such price increase or decrease as the case may be.

        In the ascertainment and determination of such an increase or decrease, rates and prices specified in this Contract shall as far as possible serve as a guide. Where this is not possible, the increase or decrease shall be an amount that is reasonable in view of all the circumstances.

6.7.2   Reimbursements to The Purchaser for increased costs
-----------------------------------------------------------

        6.7.2.1 It is expressly agreed that The Purchaser shall in no event bear any increase of Contract Prices resulting from changes required in order to make the WLL System meet the requirements set out in this Contract.

        6.7.2.2 Any costs or expenses incurred by The Purchaser due to such a change shall be reimbursed by the Contractor on demand and may be set off by The Purchaser against any payment The Purchaser shall make to the Contractor under this Contract.

        6.7.2.3 In the event that any change would require a change of The Purchaser's Share of Responsibility or of any other equipment belonging to The Purchaser, and the Contractor has failed to inform The Purchaser of this fact prior to the conclusion of the Supplementary Agreement referred to in Subclause 6.6 above, the Contractor shall reimburse The Purchaser for all such increase of costs that The Purchaser will incur due to such a change and the provisions of set-off in Subclause 6.7.2.2 above shall apply.

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                                      12

      Clause 7 - Project Group, Progress Report, Time Schedule and Delays
      -------------------------------------------------------------------

7.1  Project Group
------------------

     For the supervision of the parties' performance under this Contract, the Contractor and The Purchaser shall on The Purchaser's request form a joint project group consisting of representatives from each party ("Project Group") which shall decide when and where to meet. Each party shall bear all costs for its own representatives. Minutes of meetings shall be kept and signed by one representative of each party authorized to this effect. When considered necessary representatives of subcontractors and experts of the parties shall attend the meetings. It is incumbent upon the Contractor to see to it that representatives of the Contractor's subcontractors will attend, if so required. The costs for such experts shall be borne by the party in question. The costs for representatives of the subcontractors of a party shall be borne by the party in question or subcontractor, as they may have agreed separately.

     At the meetings the Project Group shall discuss the progress of the Contractor's Scope of Supply and The Purchaser's Share of Responsibility and review the operation and maintenance facilities of the WLL System.

     The Project Group shall supervise the test procedures for Acceptance Tests set out in Annex 17.

     The Project Group is authorized to make decisions within the technical scope of the Contract. A technical change or correction which entails increased costs or extension of the delivery time shall promptly, but latest at the next meeting be notified in writing by the Contractor. If such notice is not made, the Contractor has no right to demand compensation for such increased costs or to demand acceptance by The Purchaser of prolongation of the delivery time.

     A decision binding on the parties shall be deemed to have been made only if all the representatives of both parties agree and the decision is contained in duly signed minutes. The Project Group shall, however, not be authorized to make decisions that will affect Contract Price(s) or the Contractual Date of Delivery or otherwise decisions resulting in modifications of the Contract. In the event that any of the representatives deem a question to fall outside the authority or competence of the Project Group the question shall be referred for resolution to the Engineering Vice Presidents or their equivalents of each party.

     A detailed description of the Project Organisation, including names of the persons participating and their experiences in the field is set out in Annex 27.

7.2  Progress Report
--------------------

     The Contractor shall every week submit to The Purchaser a Progress Report in three copies up until System Acceptance is achieved. The Progress Report shall contain, as a minimum, a report of all activities related to the Contract that have taken place since the last report, as well as information regarding future activities and the progress of the Contractor's Scope of Supply. After System Acceptance progress reports shall be issued at a frequency mutually agreed.

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     The Progress Report shall furthermore contain a complete review of the status of accomplishments, developments and implementation of the Contractor's Scope of Supply obligations against the Time Schedule.

7.3. Time Schedule
------------------

     As an integral part of this Contract is attached as Annex 18 a Time
     Schedule indicating crucial milestone dates. The Contractor and The Purchaser undertake to fulfil their undertakings under this Contract in accordance with the Time Schedule. Time is of the essence of this Contract.

7.4  Delays
-----------

     Without prejudice to the provisions of Clause 17, each party to this Contract shall promptly notify the other party in writing where the notifying party has a reasonable belief that circumstances exist or are likely to occur that would be reasonably expected to prevent the Contractor (or any of its subcontractors or suppliers) or The Purchaser (or any of its assignees) from fulfilling its obligations under this Contract according to the Time Schedule.

     In a case where any party, at any time, reasonably believes that any other party is unable to fulfil its obligations on the respective date set out in the Time Schedule, the parties shall meet to determine what action is required. Any notification and/or action that might be determined as a consequence hereof shall be without prejudice to any right or remedy the parties may have under this Contract.

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                             Clause 8 - Inspection
                             ---------------------

8.1  General
------------

     At such times and in such manner as The Purchaser shall deem appropriate for the purpose of inspecting or testing the contractual work in progress and activities under this Contract, including the Contractor's own tests and results thereof, representatives of The Purchaser shall be given notices of the testing and shall have access to the Contractor's and its subcontractor's works as well as other places where activities under this Contract are in preparation or progress. The Purchaser shall have full access to and on request be provided with all test records relating to the Contractor's Scope of Supply. Any inspection or test carried out by The Purchaser or its representatives shall not unduly delay the Contractor.

     The Purchaser shall at all reasonable times have access to the Contractor's Scope of Supply, and the Contractor shall provide appropriate facilities for such access and for the purpose of inspection and testing. The Purchaser shall also have full access to all relevant plants, offices and Contractor's Scope of Supply sites of the Contractor and any of its Subcontractors to enable The Purchaser to inspect the Contractor's Scope of Supply and monitor progress.

     The Contractor shall permit The Purchaser or its designated representatives to carry out the following inspection activities at any time: (i) to audit the Contractor's quality assurance system and its application to the Contractor's Scope of Supply including, without limitation, to the manufacture, development, and/or provision of raw materials and components; and (ii) to inspect all parts of the Contractor's Scope of Supply to the extent reasonably practicable to ensure that their quality meets the requirements of the Contract.

     The factory inspection or audit of parts of the System in accordance with this Clause shall not in any way prejudice any right or remedy which The Purchaser may have against the Contractor, or relieve the Contractor of any of its liabilities, and in particular it is without prejudice to the Contractor's obligations relating to the performance of the System under Clause 4.

     Any approval given by or on behalf of The Purchaser in respect of any aspect of the Contractor's Scope of Supply carried out or proposed by the Contractor, or in respect of any part of the System, shall not relieve the Contractor of any obligations under the Contract.

     The Purchaser or its representatives may request that the Contractor performs such reasonable tests and repeated tests (in addition to and apart from such tests as are referred to in Clause 9) as The Purchaser (or its representatives) will consider necessary to be assured that the result of the activities will comply with the requirements of this Contract. The Contractor shall, without extra costs to The Purchaser, provide with all labour, facilities, test equipment and other things and services necessary for this purpose.

     In the event that Software or Equipment is in the course of the inspection found to be defective or otherwise not in conformity with the Specifications, the Contractor shall within shortest possible time take all necessary action to repair all faults, defects or non-conformance.

8.2  Subcontractors
-------------------

     The Contractor shall ensure that the provisions of this Clause 8 also apply to all subcontracts or orders made or placed by the Contractor with any one of its

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     subcontractors and that the provisions of this Clause 8 are held good by the said subcontractors.

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           Clause 9  Acceptance Procedure and Actual Date of Delivery
           ----------------------------------------------------------

9.1  General
------------

     The Acceptance Procedure falls into the following main events:
     - Quality assurance
     - Visual Inspection
     - System test (known as Site Acceptance)
     - Acceptance test (known as System Acceptance)
     - TEC tests
     Except to the extent otherwise specifically provided in this Contract the Contractor shall be responsible for the performance of the quality surveillance, inspections, tests (including repeated tests, if any) which are required for the completion of Contractor's Scope of Supply and for the demonstration of its compliance with the Specifications and other requirements set out in this Contract. For the purpose of achieving this object the Contractor shall except to the extent otherwise specifically provided in this Contract be obliged at its own expense

     (i) to carry out the said surveillance and perform and supervise the tests;
     (ii) provide with or place at The Purchaser's disposal, as the case may be, all equipment, tools, programs (software), labour, supplies, and services required for the performance of the said surveillance and tests; and
     (iii) to issue reports, keep and provide records, and issue certificates as to the results of the surveillance and tests. The said surveillance and all the tests shall be performed at the Contractor's risk.

All reasonable direct costs to which The Purchaser may be put by any repetition of an inspection or a test shall be reimbursed by the Contractor on demand and may be deducted by The Purchaser from any moneys to be paid by The Purchaser under this Contract.

9.2  Quality Assurance
----------------------

     The Contractor shall be responsible for carrying out a continuous quality surveillance in accordance with the quality assurance procedure laid down in Annex 15 in order to ensure that the Equipment and the Software in all
              --
     respects will meet all the requirements set out in this Contract.

9.3  System Test (or Site Acceptance Test)
------------------------------------------

     The Contractor shall be responsible for carrying out a System test for each site. Representatives of The Purchaser shall be present. The object of the System test is to establish that each part of the WLL System will fulfil all the functional and technical requirements set out in this Contract.

     As soon as possible after completion of the System test, the Contractor shall furnish to The Purchaser a report regarding the test. To the extent an unsuccessful test so requires, the Contractor shall cure the discovered deviation from the requirements and provide for repeated test.

     Prior to the start of any System Acceptance Test the Contractor shall have proved that the System tests have been successful and have cured to the satisfaction of The Purchaser the deviation from the requirements or any other defect or deficiency that

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     has been observed in the course of the System test. If the Purchaser agrees a System Acceptance Test can take place without all System Tests being complete.

     To the extent an unsuccessful test so requires, the Contractor shall cure the discovered deviation from the requirements and provide for a repeated test.

     At the time when the Contractor has successfully completed a Systems Test (Site Acceptance Test), the Purchaser shall accept the title and risk for that part of the network that has been successfully tested. Alternatively, provision of revenue producing traffic for more than one month will constitute completion of System Test for a specific site.

9.4  Acceptance Test
--------------------

     When,

     (i) the tests and inspections referred to above in this Clause 9 have demonstrated that all Equipment and Software delivered by the Contractor complies with all relevant requirements, standards and Specifications;

     (ii) such Equipment and Software as shall be installed by Contractor has been installed on Premises ready for operation;

     (iii)   relevant training referred to in Clause 11 has been performed;

     (iv)    relevant documentation has been delivered in accordance with Clause
             11,

     and

     (v) relevant Test Equipment have been delivered in accordance with Clause 11, then The Purchaser shall perform an acceptance test ("System Acceptance Test"). The purpose of this Acceptance Test is to establish whether the Equipment and the Software complies with all the relevant requirements and Specifications when operated and otherwise handled by The Purchaser personnel duly trained by the Contractor utilising the Documentation supplied by the Contractor. The detailed test procedure and criteria of a successful Acceptance Test shall be agreed upon in accordance with Clause 7.1.

9.5  Actual Date of Delivery
----------------------------

     The Acceptance Test shall be deemed to have been successfully performed when it has been demonstrated that all relevant requirements of this Contract are met or when the Purchaser has carried commercial traffic for a period of more than 90 days.

     The Actual date of Delivery is when all defects, deficiencies, or deviations from the requirements discovered in connection with the Acceptance test, or prior thereto, have been cured to the satisfaction of The Purchaser, and a successful Acceptance Test has shown that Contractor's Scope of Supply with respect to WLL System meets all the requirements of this Contract.

     It is recognised by the parties that even after the Acceptance Test, some minor defects and deficiencies that are non-essential for the proper operation or

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     maintenance of the WLL System might exist. The parties shall by agreement enter these defects or deficiencies into a list of defects which shall also include a time schedule for the taking by Contractor of the necessary corrective measures. The stipulations of this Contract as regards warranty obligations contained in Clause 10 below shall apply to Contractor's duty to take such corrective measures.

     If the Purchaser fails to make any or all sites available for Installation of the equipment one hundred and twenty days (120) after the contract signature, the Purchaser shall by default accept the equipment, for that part of the network that cannot be installed, and make all relevant payments applicable to Site and System Acceptance. At this time, title and risk for the equipment that cannot be installed shall pass from the Contractor to the Purchaser.

     If the System Acceptance Test (required before Actual Date of Delivery can be achieved) is delayed because of the Purchaser's failure to make sites "ready for installation", the System Acceptance Test shall be conducted only on those sites that have passed Site Acceptance.

     The Time Schedule and Milestones for the implementation and preparation of the Sites by the Purchaser shall be defined in Annex 18.

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        Clause 10  Warranties and Certain Consequences in the Event of
         ---------------------------------------------------------------
                             Breaches of Warranties
                             ----------------------

10.1   Warranty Period
----------------------

       The Contractor warrants that the WLL System installed and ready for operation and Spare Parts delivered to The Purchaser, at all times during a warranty period of eighteen (18) months from the Actual Date of Delivery of the WLL System will conform to all the requirements set out in the Specifications. Subject to the provisions of Subclause 10.2 and
       10.3 any lack of conformity that is in existence, or will occur, or will appear prior to or during the warranty period, and any other defect, deficiency, or malfunction that is due to construction, manufacture, workmanship, materials, programming, transportation or installation which appear prior to the expiration of the warranty period shall be considered such a defect will be covered by Contractors warranty obligations. Design faults shall be warranted for twenty-four (24) months from the Actual Date of Delivery.

10.2   Corrective Measures Activity
-----------------------------------

       In case of breach of warranty obligations defined in Subclause 10.1 above the Contractor shall at its own risk and expense cure the defect by repair, replacement, modification, adjustment, delivery and installation of additional Equipment or Software, or performance of additional work or implement any other adequate corrective measures (all such measures collectively referred to as "Corrective Measures").

10.3   Warranty of Corrective Measures
--------------------------------------

       The Contractor shall be obliged to take the necessary Corrective Measures and other actions referred to in this Clause 10 within the shortest practicable time, however not later than at such a final date for the Corrective Measures specified by The Purchaser taking into account the breach to be cured, the work to be done and The Purchaser operational and maintenance requirements. The Contractor shall at the request of The Purchaser render such assistance, advice or instruction that in the Contractor's reasonable opinion would be sufficient to remedy the defect. If the Contractor or The Purchaser would deem it necessary to arrange that the Corrective Measures are taken by the Contractor's personnel, the Contractor shall make such personnel available as fast as possible but no longer than forty eight (48) hours from the moment when The Purchaser has dispatched a request.

       If the Corrective Measures will be in the form of replacement and The Purchaser does not have the relevant spare part available the Contractor shall make the spare part available as soon as the circumstances permit, but in no case later than forty eight (48) hours from the moment when The Purchaser has dispatched a request for such a spare part.

       Major Service effecting errors shall be corrected within 5 working days from the moment The Purchaser has dispatched a request for correcting such an error and the Contractor has acknowledge this request.

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       Minor Service effecting errors and Non Service effecting errors shall be corrected within eight (8) weeks from the moment The Purchaser has dispatched a request for correcting such an error and the Contractor has acknowledge this request.

       Major, Minor and Non Service Effecting errors are defined in Annex 25.

       If the Contractor in spite of proper notification should not be able to carry out his duties within the agreed period of time, The Purchaser shall have the right to correct the defects) or have it (them) corrected by others.

       If spare parts purchased by The Purchaser have been used for replacement of defective parts or any interim repair of the defective parts has been made, the Contractor shall at his own expense repair the replaced part or make the final repair thereof, as the case may be, or deliver spare parts in replacement. The Purchaser shall bear the risk and costs of transport to the Premises of Contractor and the Contractor shall bear the risk and costs of the return transport for such defective parts as well as of repaired parts and parts supplied in replacement.

10.4   Notification of Defects
------------------------------

       The Purchaser shall notify the Contractor of a defect not later than thirty (30) days from The Purchaser's discovery thereof. Notice of defects and requests for Corrective Measures shall, at the discretion of The Purchaser, be made by fax, letter or hand delivery.

       The Purchaser shall also be entitled for the purpose hereof to avail itself of any guarantee or other security provided by the Contractor in accordance with this Contract.

10.7   Warranty Regarding Replaced or Corrected Parts
-----------------------------------------------------

       In the event that any part of the WLL System has been corrected, repaired, replaced, modified or adjusted pursuant to a warranty obligation, a fresh warranty period of the same duration as set forth in Subclause 10.1 shall apply to such a part or if replaced to the new part. This fresh period shall start to run as from the date when The Purchaser confirms that the repair, replacement, modification or adjustment has been successfully completed.

10.8   Warranty of Reliability and Maintainability
--------------------------------------------------

       Without prejudice to the provision of Subclause 10.1 above Contractor warrants that the reliability and maintainability of the WLL System will comply with the provisions set out in the Specifications, so that the respective values which can be derived from the parameters contained in Annex 15 will be obtained during the warranty period of eighteen (18) months. The compliance with the parameters shall be demonstrated with the methods set out in Annex 15.

       In the event the WLL System does not fulfil the reliability and maintainability specified in the Specifications the Contractor shall be obliged to take such Corrective Measures at its own risk and expense as are necessary to have the WLL System to fulfil the Specifications with regard to the aforesaid parameters.

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10.9   Warranty of Documentation
--------------------------------

       10.9.1   Sufficient and Adequate for Operation and Maintenance
       --------------------------------------------------------------

                The Contractor warrants for the technical life time of the WLL System that the information contained in the Documentation, will be continuously updated, will be provided in a timely manner and will be sufficient and adequate for the proper operation and maintenance of the WLL System.

                To any damage or defect caused or revealed by lack of documents stated in Subclause 10.9.1 the provisions of Subclause 10.2 shall apply, notwithstanding whether the damage or defect existed or appeared prior to the expiration of the respective warranty period set out in Subclause 10.1.

       10.9.2   Additional Documentation
       ---------------------------------

                The Purchaser may wish to develop certain additional documentation with respect to the functioning of the WLL System. The Contractor shall be obliged to check the accuracy and completeness of such documentation and within a reasonable period of time from The Purchaser's request to such effect submit in writing to The Purchaser its approval or disapproval of the said documents. In the event of disapproval Contractor shall specify in what respect the documentation is incorrect or incomplete and what measures should be taken to make the documentation correct and complete. Any compensation for Contractor's work referred to in this Subclause 10.9.2 shall for each case be agreed upon between the parties.

10.10  Spares Warranty
----------------------

       The Contractor warrants that it is able to supply The Purchaser with spares, or equivalent replacement parts, or substitute parts with an equal or greater level of functionality that maintains backwards compatibility for repair and maintenance of Equipment delivered for a period up to ten (10) years from Actual Date of Delivery. Such parts shall be provided at reasonable prices and delivery times.

       If the Contractor after the above mentioned period intends to stop the manufacturing of a type of spares or equivalent replacement parts, the Contractor shall inform The Purchaser about his intention at least twelve
       (12) months in advance.

10.11  Warranty of Right to Use and Reproduce Etc.
-------------------------------------------------

       The Contractor warrants that The Purchaser shall have the right to use all and any Software as well as of all and any Documentation (and parts thereof) that the Contractor has supplied without thereby infringing any right of the Contractor, its subcontractors or employees, or a third party, or being obliged to pay any compensation to the Contractor, its subcontractors or employees, or to any third party. The Purchaser's right to reproduce, change or modify software and documents is limited to the rights defined in the software license that is granted by the Contractor for use by The Purchaser in the WLL System delivered by the Contractor to The Purchaser. This is defined in Annex 26.

10.12  Repairs Warranty
-----------------------

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       The Contractor warrants that it, during a period of at least up to ten
       (10) years from Actual Date of Delivery or from the date of discontinuation of commercial availability of the related equipment, whichever comes the latest, is capable of and will, at The Purchaser's request, repair defective material in Equipment delivered under this Contract.

       Contractor warrants that if The Purchaser so wishes it shall enter into Annual Operations and Maintenance Contract with The Purchaser in forms set out in Annex 21 and be bound to all conditions there is in the License included without limitation to conditions as to price and for as long as The Purchaser requires for a period of up to ten years.

10.13  Warranty for Production of Equipment and Software
--------------------------------------------------------

       The Contractor warrants to ensure the supply to The Purchaser of Equipment and Software in every respect for upgrading, extensions, and maintenance of the WLL System at least for a period up to ten (10) years after the Actual Date of Delivery., at prices and within reasonable delivery times and on other reasonable conditions. In the event that the Contractor intends to cease to supply Equipment and Software for the WLL System, the Contractor shall inform The Purchaser thereof at least twelve
       (12) months in advance. The Contractor shall at the request of The Purchaser -without charge supply all drawings and other technical information and documents that will be required or of assistance in the provision, operation and maintenance of the WLL System. Equipment and Software purchased pursuant to this Subclause 10.13 shall be subject to the same warranties as set out in this Clause 10.

10.15  Title and Intellectual Property Rights
---------------------------------------------

       The Contractor warrants that Contractor will deliver to The Purchaser good title to all of the items falling within Contractor's Scope of Supply and each such item shall be free of any claim, encumbrance or lien whatsoever.

       For the technical life time of the WLL System the Contractor warrants in accordance with Clause 16 and furthermore that it shall not be necessary for The Purchaser to obtain any license or any similar grant under a patent or any other industrial or intellectual property right for the WLL System either from the Contractor or any other person in order to be able to interface the WLL System, with equipment of design, construction or makes other than the Contractor's or its subcontractors'.

       In the event of breach of this warranty the provisions of Clause 16 shall apply.

10.16  Exceptions from Warranties
---------------------------------

       The Contractor will have no liability or responsibility arising out of

       (i) deviations from the requirements of this Contract that are caused by such damage to or loss of the WLL System as is accidental and occurs after the time when the risk of loss and damage has passed to The Purchaser;

       (ii) deviations from requirements of this Contract that are caused by The Purchaser or any other person for which the Contractor is not responsible, or any changes, repairs or replacements made by The Purchaser or said other

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             person, provided that The Purchaser or such other person has acted contrary to instructions contained in manuals or other documentation provided by the Contractor under this Contract;

       (iii) breaches of warranties of which The Purchaser has not notified the Contractor during the respective warranty period, or before thirty
             (30) days have elapsed after-the expiry of the said period provided, however, that this exemption from liability and responsibility shall not apply if the Contractor, or any of its representatives, nevertheless knew of the breach;

       (iv) deviations from the requirements of this Contract that are caused by non-fulfilment of The Purchaser's undertakings of The Purchaser's Share of Responsibility

       Notwithstanding the foregoing of this Subclause 10.16 the Contractor shall be obliged to cure at the expense of The Purchaser also deviations from the requirements for which the Contractor has no liability or responsibility, if The Purchaser so requests.

10.17  Records of Events
------------------------

       The Purchaser will during the warranty period in Subclause 10.1 keep records of events that might be of importance for determining the type of defect, the time of its occurrence, the notification and curing thereof etc. These records shall prevail unless proved to be inaccurate in any specific respect. The Purchaser shall keep the records available to the Contractor on request.

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                             Clause 11 - Delivery
                             --------------------

11.1   Equipment and Software
-----------------------------

       11.1.1 Contractual Date of Delivery
       -----------------------------------

              The WLL System shall have been delivered and successfully tested according to Subclauses 9.4 on the date set out in the Time Schedule (Annex 18). The said date is in this Contract referred to as the Contractual Date of Delivery.

              The schedule and quantities of material shown in Annex 18 is an estimate and is not a binding commitment by The Purchaser. The Purchaser considers this list to be the Tender's minimum delivery obligation.

       11.1.2 Passing of Title
       -----------------------

              The title to as well as the risk of damage to and loss of the WLL System, for that part of the system in question, shall pass to The Purchaser on completion of a successful Site Acceptance test.

              The Purchaser shall be responsible for the operation and maintenance of the WLL System from the date of Site Acceptance. This shall not limit or compromise any claim which The Purchaser may have against the Contractor under any warranty or other provision of the Contract. Prior to the Site Acceptance, The Purchaser's responsibility for the operation of the WLL System shall be confined to such responsibility as follows from The Purchaser's performance of the tests referred to in Clause 9.

       11.1.3 Software
       ---------------

       11.1.3.1
       The Purchaser is granted a non-exclusive perpetual restricted royalty-free license to use the Software, but only in conjunction with The Purchaser's use and maintenance of WLL System in accordance with this Contract, and not otherwise.

          Use of this Software shall not include the right to copy, reproduce and modify the software.

          The Purchaser agrees that the Software provided to it by the Contractor under this Contract or any renewals, extensions, or expansions thereof, or in implementation of any of the foregoing, shall, as between the parties hereto, be treated as the exclusive property of the Contractor and as proprietary and a trade secret of Contractor. The Purchaser shall:

          (a) not provide or make the Software or any portions or aspects thereof available to any person except to its employees or agents on a "need to know" basis;

          (b) not modify the Software without the prior written consent of Contractor.

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                If Contractor modifies or changes the Software to permit
                additional features or services, such Software will at The Purchaser request be made available to The Purchaser on prices based on a predetermined methodology. In any case the Contractor shall provide all such features and services free of charge within the first twelve 12 months from the date of signing the Contract.

                Nothing in this Clause shall limit Contractor's warranties in Clause 10.

                The Purchaser and any successor to The Purchaser's title to the WLL System shall have the right without further consent of Contractor to assign this license to any other party which acquires the WLL System, provided any such other party (either assignee or sublicensee) agrees in writing to abide by the terms and conditions of this license.

                Notwithstanding anything in this Contract to the contrary, it is understood that The Purchaser is receiving no title or ownership rights to such Software, which rights shall remain with Contractor.

11.1.3.2 As applicable and generally available to Contractor's customers, Contractor shall license to The Purchaser a copy of any diagnostic software utilized by Contractor with respect to the installation and maintenance services of the Software and System.

11.1.3.3 The Contractor shall offer and The Purchaser at its discretion may accept a new Software Release containing new facilities on a regular basis (at least once per year) for a period of ten (10) years after Actual Delivery Date of the Contractor's Scope of Supply. The new release shall indicate what modifications are required on implementation to the Software and hardware used by The Purchaser. In the event that The Purchaser chooses not to accept the installation of new Software Releases, the Contractor shall continue to support the Latest Version of Software including the correction of any faults or bugs.

11.1.3.4 During a period of five (5) years after acceptance of a version of Software, the Contractor shall provide without charge at The Purchaser's request, maintenance releases correcting software faults identified in the Latest Version by The Purchaser, or by the Contractor or by its other customers.

11.1.3.5 New releases and maintenance releases shall be subject to acceptance tests to be agreed upon by the parties.

11.1.3.6 Unless the parties have agreed otherwise in writing, new releases and maintenance releases shall not alter the applications or the uses to which the System or parts of the System can be put, whether or not in conjunction with existing files, and shall in all respects be compatible with the Latest Version of the Software. Software updates shall be backward compatible to existing hardware, features, and functionalities, unless mutually agreed otherwise.

11.1.3.7 The Contractor shall fully disclose and supply and keep supplied in confidence to The Purchaser the Latest Version of all Documentation and the Software, with relevant information about their release status.

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11.1.3.8   The Contractor shall ensure that the Documentation supplied to The
           Purchaser fully describes the Software accepted and licensed for the System under Clause 11.1.3.1 of this Contract. Documentation will fully describe new features, functionalities, errors corrected and new errors detected.

11.1.3.9 At the request of The Purchaser, the Contractor shall provide all necessary interfaces, interface specifications and standard protocols for systems or products provided by The Purchaser or other parties, including the physical components of such interfaces, and the proper functioning of these interfaces, and all relevant documentation.

11.1.3.10 If the System delivered by the Contractor fails to function properly in conjunction with a third party product in use by The Purchaser, the Contractor shall, at the request of The Purchaser consult with the relevant contractors and cooperate closely with them in tracing and repairing the cause of the malfunction.

11.1.3.11 In the event that third party Software supplied by the Contractor under this Contract becomes unavailable or essential modifications cannot be carried out for any reason whatsoever, the Contractor shall at no charge to The Purchaser, procure and supply to The Purchaser suitable alternative third party Software to enable the continued operation and Contractor's Scope of Supply ability of the System.

11.1.3.12 In the situations referred to in Sub-clause 11.1.3.11 The Purchaser shall have an unlimited license to use the Software and shall have the right to make modifications to the Software (or have them made) only for use with the System.

           The obligations of The Purchaser under this Clause shall survive the termination of this Contract for any reason.

11.2   Turn-key Services
------------------------

       The turn-key services of the WLL System shall be done to the satisfaction of The Purchaser.

       No service or work by the Contractor may, without The Purchaser's written approval thereof, commence earlier than on the date of start of service set out in the Time Schedule. The scope of work regarding Turn-key services is set out in Annex 9.

11.3   Training
---------------

       The Contractor shall provide The Purchaser's personnel with the training required for the proper operation and maintenance of the WLL System. The scope of Contractor's undertaking in this respect, as well as the terms and other conditions applicable thereto are set out in Annex 10.

11.4   Documentation
--------------------

       The Contractor shall have provided The Purchaser with the Documentation set out in Annex 11 on or before the dates set out in the Time Schedule.

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11.5   Spare Parts
------------------

       The Contractor shall have provided The Purchaser with the spare parts set out in Annex 12 on the dates set out in the Time Schedule.

11.6   Test Equipment
---------------------

       The Test Equipment set out in Annex 13 shall have been delivered at Premises on or before the dates set forth in the Time Schedule.

11.7   Marking
--------------

       All Equipment, parts thereof, and spare parts shall be clearly and durably marked with the Contractor's code number and - if any - status revision which shall make it possible to identify all Equipment, parts thereof and spare parts for the purpose of warranty. The Contractor shall well in advance before dispatch of the Equipment or spare parts furnish The Purchaser with a packing list indicating the Contractor's code numbers applicable to the respective parts.

11.8   Packing
--------------

       All Equipment and Spare parts shall be packed in a manner that is suitable for the transportation and for the storing in The Purchaser's premises.

11.9   Order Procedure
----------------------

       The deliveries shall be executed in accordance with the provisions stated in Annex 14. In order to state the extent of each delivery a suborder specification shall be sent to the Contractor as a firm order. The suborder specifications shall contain information regarding quantities of Equipment and Spare Parts to be delivered, delivery dates, delivery address and invoice address.

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       Clause 12 - Liquidated Damages in the Event of Delays in Delivery
       -----------------------------------------------------------------

12.1     General
----------------

The parties acknowledge that the Contractor's fulfillment of its undertakings set out in the Time Schedule (Annex 18) is of utmost importance to The Purchaser. The parties also acknowledge that delays will cause severe damage to The Purchaser and that such damage may, from a practical point of view, be difficult to quantify. In the event of delay, the parties agree that The Purchaser shall receive liquidated damages in accordance with the following provisions without The Purchaser being obligated to prove that it has suffered damage or to prove the amount of damage. The Purchaser's right to receive liquidated damages shall be without prejudice to any other right that it may have under this Contract or otherwise.

Any liquidated damages to which The Purchaser is entitled shall be paid by the Contractor upon demand and The Purchaser shall be entitled to wholly or partly set off liquidated damages against any amount that The Purchaser shall pay to the Contractor under this Contract.

12.1.1   Liquidated Damages for Delay
-------------------------------------

         Should the service start date of the System, or any material portion of the System be delayed for any reason except for events excepted under this Contract, where the delay is fully or substantially attributable to the fault of default of the Contractor (including its sub-contractors), Contractor shall pay liquidated damages equal to one percent (1%) of the value of that part of the network that The Purchaser is unable to use for each week or fraction of a week of delay beyond Actual Date of Delivery as specified in Annex 18. A grace period of two weeks shall be given before the first week of delay is counted. Upon the lapse of the second week of delay, however, the full delay shall be counted in computing the liquidated damages.

12.2     WLL System, Training, Documentation, Spare Parts and Test Instruments
------------------------------------------------------------------------------

         In the event that Contractor does not fulfil any of its undertakings with respect to WLL System, training, Documentation, spare parts or test instruments on the respective dates set out in the Time Schedule, the Contractor shall pay liquidated damages to The Purchaser for each whole day of delay amounting to (0.1%) of the respective Contract Price.

         Maximum liquidated damages according to these Clauses 12.1.1 and 12.2 shall in no case exceed ten per cent (10 %) of the Total Contract Price.

12.3     Delays Caused by The Purchaser or Force Majeure Events
---------------------------------------------------------------

         The Purchaser shall not be entitled to liquidated damages according to the above provisions of this Clause 12 to the extent the delay in question is caused by failure solely on part of The Purchaser to fulfil any part of its Share of Responsibility or by a Force Majeure Event defined in Clause 17.

         In the event that The Purchaser delays in carrying out any of its undertakings under this Contract the Contractor shall nevertheless be obliged to fulfil its obligations within the time agreed on, to the extent that the fulfilment of The Purchaser's obligations is not necessary to enable the Contractor or its subcontractors and suppliers to fulfil their obligations. In the event that it can reasonably be assumed

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         that the Contractor will be delayed with respect to any of its undertakings under this Contract, The Purchaser shall have the right to postpone the performance of any of its undertakings to the extent such performance is not necessary to enable the Contractor to fulfil its obligations.

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                              Clause 13 - Prices
                              ------------------

13.1 The Contract Prices given shall be fixed until 18th August 2002 and shall include obligations of Contractor hereunder. The Contract Prices for the WLL System and work and services to be provided by the Contractor under this Contract shall be the prices set out in Annex 5. The prices
                                                    -------
       represent the Contract Prices for the respective items and the sum of all the Contract Prices constitutes the total price of the Contractor's Scope of Supply. This total price is called the Total Contract Price.
                                                 --------------------

13.2   The prices shall be CIP Colombo.

13.3 Change of any law relating to the Contract items, except those affecting the customs duties, import taxes, VAT, shall not affect the price of these items.

13.5 All sums of money stated or referred to in this Contract are exclusive of VAT. The Purchaser shall only pay VAT, if applicable in Sri Lanka.

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                             Clause 14 - Payments
                             --------------------

14.1   General
--------------

       The Purchaser shall pay to the Contractor the Contract Prices referred to in Clause 13 above in accordance with the following provisions. The terms of payments are as follows:

       Phase One - Infrastructure, Network Management, Subscriber Terminals required for Acceptance Testing, and Services
       .     20% on signing of the contract
       .     5% on Site Acceptance for the completion of each site (9 Sites)
       .     30% on Actual date of Delivery (System Acceptance)
       .     5% 6 months after the Actual date of Delivery

       Phase Two - Subscriber Terminals for Commercial Service

       .     20% on signing of the contract
       .     40% on delivery of equipment
       .     40% 90 days after delivery of equipment

       Phase Three - Subscriber Terminals for Commercial Service

       .     20% on signing of the contract
       .     40% on delivery of equipment
       .     40% 90 days after delivery of equipment

       Phase Four - Subscriber Terminals for Commercial Service

       .     20% on signing of the contract
       .     40% on delivery of equipment
       .     40% 90 days after delivery of equipment

A bridge finance option will be provided to Suntel for all payments beyond the Contract signature payment (20%) for 1999. This option will allow Suntel to remit only the interest due (as defined in Clause 14.5) on the first day of the month following the date of payment due for all outstanding payments. The payment of the principle will be due on January 5th, 2000 for all payments covered through bridge financing.

14.2   Terms and Conditions
---------------------------

Orders shall be placed through a single "purchase order" issued by buyer.

14.3   Bank Guarantee
---------------------

The Contractor is required to put up a Bank Guarantee equal in Value to all payments made before Systems Acceptance

14.4   Invoicing
----------------

       Payment shall be effected by The Purchaser's receipt of the Contractor's invoice in triplicate for the amount in question that The Purchaser will approve of, provided, however, that The Purchaser shall not be obliged to make any payment earlier than

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      the date following from sub-clause 14.1 above. Any value added tax, or other taxes to which Contractor is subject to within Sri Lanka and which shall be paid by The Purchaser under this Contract shall be invoiced as a separate item.

      Invoice address:

      Attn:  Accounts Payable
      Airspan Communications Limited
      Oxford Road, Uxbridge
      Middlesex
      United Kingdom

14.5  Interest
--------------

      The rate per annum of the interest referred to in Subclause 26.4 shall be defined during negotiations.

14.6  Keeping Records
---------------------

          14.6.1 For all items specified. in this Contract, the Contractor shall keep and maintain such books, records, vouchers and accounts with respect to its billing of chase items to The Purchaser for ten (10) years tram the date of Final Acceptance.

          14.6.2 For any item quoted can a cost incurred basis, the Contractor shall keep and maintain such books, records. vouchers and accounts of all costs with respect to the engineering provision and installation of facilities of the System for ten (10) years from the date of fulfillment of a11 Contractor's Scope of Supply obligations.

          14.6.3 The Contractor shall obtain from his Subcontractors such supporting rewords for other than the cost of feed cost items, subject to the conditions of Sub-Clause 14.6.2, as flay be reasonably required, and shall maintain such records for a period of ten (10) years from the date of fulfillment of all costs required to be kept, maintained and obtained pursuant to this Clause.

          14.6.4 The Contractor shall afford the Purchaser the right to review the said books, records, vouchers and accounts of all costs required to be kept, maintained and obtained pursuant to this Clause.

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             Clause 15 - Liability for Accidents, Damage and Loss
             ----------------------------------------------------

15.1   Liability Regarding Before Passing of Risk
-------------------------------------------------

          Without prejudice to provision of Clause 5 any damage to the WLL System or Documentation supplied or to be supplied by the Contractor occurring before the relevant time according to Clause 11 when the risk of damage to or loss of the WLL System and Documentation passes to The Purchaser shall be remedied by the Contractor at its own expense, provided that the damage or loss has not been caused by negligent act or omission by The Purchaser or anybody employed by The Purchaser (other than the Contractor or its Subcontractors). If the damage or loss has been so caused by The Purchaser the Contractor shall nevertheless, if The Purchaser so request, remedy the damage and loss, at the expense of The Purchaser at a reasonable price to be agreed between the Contractor and The Purchaser.

15.2   Other Indemnification
----------------------------

          The Contractor shall indemnify and hold The Purchaser and its officers, servants and employees harmless from any loss, damage, liability or expense on account of damage to property and injury, including death, to all persons, including but not limited to employees of the Contractor, arising out of or resulting from any act or omission of the Contractor, its Subcontractors, or anybody employed by the Contractor or its Subcontractors, or anybody else for which the Contractor or its Subcontractors is responsible. With respect to the Contractor's Scope of Supply this Subclause 15.2 shall apply only after the risk of damage or loss has passed to The Purchaser; until that time Subclause 15.1 shall prevail.

15.3   Fraud or Gross Misconduct
--------------------------------

          Without prejudice to any further responsibilities or liabilities of the Contractor under law, if the Contractor, or any of its Subcontractors, or anybody employed by the Contractor or its Subcontractors, or anybody else for which the Contractor or its Subcontractors is responsible, has been guilty of fraud, actions against good faith, or "Gross Misconduct" the Contractor shall - notwithstanding any provision of this Contract to the contrary - be liable for any loss or damage (whether direct, indirect, incidental or consequential) suffered by as a result thereof, whether it be defects (as defined in Clause 10) in, damage to, or loss of the Contractor's Scope of Supply, or injuries to persons, or any other breach of this Contract.

          Contractor's liability for the said defects shall extend also to defects which have not appeared prior to the expiration of the warranty period in question and to defects which have not for any other reason been notified by The Purchaser in accordance with the provisions of Clause 10. "Gross Misconduct" means any act or omission implying neglect to take into consideration such serious effects as a careful Contractor normally would have been able to foresee, or a deliberate disregard of the consequences of such an act or omission.

15.4   Limitation of The Purchaser's Liability
----------------------------------------------

          The Purchaser shall not be liable for any damage to or loss of the WLL System and documentation, save as to the extent provided for in Subclause 15.1.

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          The Purchaser shall not be liable for any direct, indirect, incidental or consequential damage or loss, including loss of income or loss of profit, suffered by the Contractor or its subcontractors as a result of such a damage, loss or breach or as a result of any breach by The Purchaser of this Contract, unless expressly otherwise provided for in this Contract.

15.5      Obligations to Limit Damages and Loss
-----------------------------------------------

          The party suffering loss or damage shall always be obliged to take all reasonable measures to mitigate the damage or loss occurred.

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                  Clause 16 - Patents and Other Intellectual
                        and Industrial Property Rights
                        ------------------------------

The Contractor undertakes to fully indemnify and hold The Purchaser, its officers, employees, representatives and customers harmless from and fully indemnify them for any and all cost expenses, damages and liabilities therefore against any claim for an infringement or alleged infringement of any intellectual property right relating to use of the Equipment and Software delivered under this Contract.

In particular the Contractor undertakes to defend at its own expense any claim, suit or proceeding based upon any claim that the Contractor's Scope of Supply, or the use or maintenance thereof infringes any licence or any right of a third person to patent, copyright, design or any intellectual or industrial property rights or application therefore, as well as to hold The Purchaser, its officers, employees, and representatives harmless from and fully indemnify them for any and all costs, expenses, damages and liabilities therefor. In the event that the WLL System or the use of the WLL System or documentation would be held in a suit to constitute infringement and its further use would be enjoined, the Contractor will promptly at its own expense either

(i)  procure for The Purchaser the right to continue the use, or
(ii) replace or modify the WLL System, or Documentation, so that it becomes non-infringing while staying fully compliant with the Specifications. Any such replacement or modification shall, however, be approved of by The Purchaser in advance, which approval shall not be unreasonably withheld. The Purchaser shall without delay inform the Contractor of any claim that has come to the notice of The Purchaser and shall proceed in dealing with such claims in agreement with the Contractor.

The Purchaser shall be at all times kept informed by Contractor of the institution or assertion of any IPR claims or proceedings and shall without prejudice to its rights be entitled but not obligated to participate in such claims, suits or proceedings.

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                           Clause 17 - Force Majeure
                           -------------------------

Should Force Majeure Event occur after the signing of this Contract which prevents the performance of any obligation of either party on the date or dates provided for in this Contract, the performance of the obligation may be postponed for such time, on a day by day basis, as the performance necessarily has had to be delayed on account thereof, it being understood that such postponement shall not be deemed a change of the Time Schedule or of any day defined by reference to the Time Schedule.

The term of Force Majeure Event shall mean events such as war or warlike hostilities, mobilisation or general military call-up, acts of Government including refusal issue of required export licenses (but shall exclude failure to obtain security clearance for own employees), civil war, revolution, rebellion, insurrection or riots, sabotage and any strike or labour action and other circumstances of a similar exceptional character and farreaching influence, provided that any such event is beyond the control of the party, its subcontractors and suppliers. It is expressly understood that no circumstance shall be considered Force Majeure Event which the party or the subcontractor or the supplier invoking the event of Force Majeure reasonably ought to have taken into account at the date of signing of this Contract.

Immediately upon becoming aware of the commencement of any Force Majeure Event causing a delay, and immediately upon becoming aware of the termination of such an event of Force Majeure, the party desiring to invoke it as cause for postponement shall advise the other party of the said event, failing which its right to demand an extension of the time of performance shall be definitely barred. To avail itself of the right to invoke any Force Majeure Event as a cause for postponement the party shall also as soon as practicable after the termination of the event submit to the other party reasonable proof of the nature of such Force Majeure Event and its effect upon the performance timetable. Each parties shall make all reasonable efforts to reduce to a minimum and mitigate the effect of any delay occasioned by a Force Majeure Event. The obligation of Contractor in this respect shall particularly include the repairing or causing the repair of such damage as may have been done to its or its subcontractor's manufacturing facilities or to Contractor's Scope of Supply.

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                          Clause 18 - Optional Orders
                          ---------------------------

18.1 WLL System
---------------

The Purchaser shall during a period of time commencing on the date of signing of this Contract by both parties up to 3 years or the end of year 2002 (whichever the latest) have the right (but not the obligation) to order on fair and reasonable terms from the Contractor Equipment, Software, Spare Parts, Documentation and Services set out in Annexes 7, 8, 9, 10, 11, 12 and 13.

18.2 Other Terms and Conditions
-------------------------------

In addition to the terms and conditions referred to in Subclauses 18.1 - 18.3 (inclusive) the provisions contained in this Contract including the Annexes thereto (as amended by the parties subsequent to the conclusion of this Contract) shall apply between the parties.

18.3 Exercise of Option
-----------------------

The options referred to in this Clause 18 shall be exercised by a written numbered order to the Contractor signed by one or more authorised officers or representatives of The Purchaser. Such order shall be lodged with the Contractor not later than on the date referred in Subclause 18.1 and shall be accompanied by a proposed time schedule.

It is incumbent upon Contractor to acknowledge receipt of the order not later than thirty (30) days thereafter.

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                      Clause 19 - Network and Maintenance
                      -----------------------------------

The Contractor undertakes to supply to The Purchaser, Network and Maintenance of the WLL System in accordance with the prices and conditions set out in Annex 21 during a period of five (5) years from expiry of the warranty period.

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                            CLAUSE 20 - Non Waiver
                            ----------------------

The failure of either party to insist upon strict adherence to any term or condition of this Contract on any occasion shall not be considered a waiver of any right thereafter to insist upon strict adherence to that term or condition or any other term or condition of this Contract.

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                             Clause 21 - Language
                             --------------------

All manuals, other documentation and training to be provided by Contractor under this Contract as well as all notices and other communications between the parties hereunder shall be in English unless the parties in any specific case agree otherwise.

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                      Clause 22 - The Purchaser's Approval
                      ------------------------------------

To the extent provided in the Contract, the Specifications, design, calculations, construction, materials and technical arrangements used in the WLL System may be subject to The Purchaser's approval. No such approval shall affect the Contractor's obligations hereunder or at any time limit The Purchaser's right to demand that the Contractor's Scope of Supply in all respects shall satisfy the Specifications and other requirements of the Contract.

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                      Clause 23 - Compliance with the Law
                      -----------------------------------

The Contractor and its subcontractors shall abide by all applicable laws, regulations and ordinances of the Country of Sweden and shall obtain from competent authorities all necessary permits, licenses, and authorisations required to complete the Contractor's Scope of Supply. The Contractor and its Subcontractors shall establish such standards and procedures on the Premises as are necessary to comply with regulations governing employment with special reference to safety regulations issued from time to time by any competent authority in Sri Lanka or by The Purchaser. If it comes to the knowledge of The Purchaser that any such regulations are not being observed, it shall immediately inform the Contractor and, in such event, The Purchaser shall be entitled to refuse admission to the Premises of any person who is responsible for such contravention. Before commencing installation, the Contractor shall give The Purchaser a full description of those risks or dangerous procedures which may be, respectively, encountered or utilised in the course of installation.

If and to the extent requested to do so, The Purchaser will assist the Contractor in obtaining the required information of any such laws, regulations and ordinances, including safety regulations, as are referred to in this Clause
23. It is recognised by the parties that the presence on the Premises of any of the Contractor's or its subcontractor's personnel might require the approval of The Purchaser or any other authority and that such personnel might also be required to undertake an obligation to observe secrecy with respect to information received or obtained when present on the Premises and to sign documents to such an effect. The Purchaser shall not be responsible for any acts, default or unsatisfactory performance, neglect or omissions of the Contractor that violate the laws, statutes, orders, rules, decrees, or regulations of any jurisdiction in which the Contractor's Scope of Supply obligations are carried out.

In any event, if any third party should nevertheless make a direct claim against The Purchaser because of such act, default, unsatisfactory performance or omission of Contractor, The Purchaser shall notify the Contractor as soon as possible, and the Contractor shall be entitled to undertake and manage any legal proceedings involving the Contractor. The Contractor shall upon the request of The Purchaser assist The Purchaser in defending themselves against such claim and indemnify and hold The Purchaser harmless against any and all costs, charges, expenses, compensations and other payments made by The Purchaser in respect of such third party claim.

The Contractor shall be deemed to have satisfied itself that it has obtained all necessary information with respect to the Contractor's Scope of Supply and the Contract including but not limited to the matters such as: (i) fees, pilotage and any dues payable to port authorities, (ii) conditions affecting labour including Contractor's Scope of Supply permits, and (iii) rules and regulations of governments and/or port authorities.

The Contractor shall be deemed to have fully examined and independently verified all documents and drawings, specifications, schedules, terms and conditions of the Order, regulations and other information in relation to the Contract and to have fully understood and satisfied himself as to all information which is relevant as to the risks whether political or otherwise, contingencies, costs, and other circumstances which could affect the Contract. The Purchaser, its servants, and agents shall have no liability in law or equity or in Contract or in tort or pertinent to any other cause of action with respect to any such information, risks, contingencies or other circumstances.

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    Clause 24 - Assignment and Sub-contracted Contractor's Scope of Supply
    ----------------------------------------------------------------------

The Purchaser may assign this Contract or any of its rights or obligations hereunder to any corporation being the successor of The Purchaser.

24.1 The Contractor may also, without prior written consent of The Purchaser, assign a contract, sub-contract, or any significant part of the Contractor's Scope of Supply/. In any event, the Contractor shall not be relieved from responsibility under this Contract for such parts of the Contractor's Scope of Supply that are sub-contracted, and the Contractor shall be responsible and liable for the acts, defaults or unsatisfactory performance of any Subcontractor or its employees, servants and agents, as fully as if they were the acts or defaults of the Contractor or of the Contractor's employees, servants and agents.

24.2 The Contractor shall ensure that any sub-contracts entered into by the Contractor shall contain such provisions of this Contract as should be made applicable to such sub-contracts.

24.3 Any assignment, mortgage, charge, encumbrance or sub-contract in contravention of this Clause shall, as against The Purchaser, be void and of no effect.

24.4 The Contractor shall protect, defend, indemnify and keep indemnified The Purchaser against all claims, demands, actions, suits, proceedings, writs, judgements, orders, decrees, damages, losses and expenses suffered or incurred by The Purchaser arising out of or related to any assignment, mortgage, charge, encumbrance or sub-contract, whether permitted or not.

24.5 The assignment of any part of the Contractor's Scope of Supply to any Subcontractors will be performed according to the Contract and will not affect the Contractor's Scope of Supply.

24.6 The Parties agree that no contractual relationship is created between The Purchaser and any of the Contractors Subcontractors, suppliers or agents. The Contractor shall indemnify The Purchaser for any expenses or damages caused to The Purchaser as a result of any claim or demand against The Purchaser by any Subcontractor, supplier or agent.

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                            CLAUSE 25 - Termination
                            -----------------------

This Contract, or any individual order under this Contract, may be terminated at any time by written notice from The Purchaser. Such notice shall specify the effective date of termination and the actions to be taken by the Contractor in connection with the termination. If such termination is not due to the Contractor's failure to fulfil his obligations, which would entitle The Purchaser to cancel the Contract, or any part of it, The Purchaser shall pay a proportional price for all work in progress, equipment on order for the Purchaser, equipment that has been manufactured for the Purchaser and resides in finished goods, work performed, for material, administration, and profit on the amount of work performed under the Contract, and refund any other direct cost incurred due the termination, deducting amounts previously paid. The title to the work performed under this Contract prior to the termination shall vest in The Purchaser upon payment of the proportional price.

The compensation to be paid to the Contractor under this Clause shall be tried to be determined by negotiations, however, the amount shall under no circumstances exceed the Contract Price.

In case of termination, the Contractor shall make every effort to reduce the costs incurred.

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                            Clause 26 Cancellation
                            ----------------------

26.1 General
------------

     Without prejudice to any other rights or remedies The Purchaser may have, The Purchaser may cancel this Contract according to the following provisions. The Purchaser may also cancel an order under this Contract, without thereby cancelling any part of this Contract, according to the same provisions.

26.2 Cancellation Due to the Contractor
---------------------------------------

The Purchaser may cancel this Contract, in its entirety or with respect to any portion thereof or an order under the Contract, with immediate effect by written notice to that effect:

     (i)   Insolvency etc.
           --------------
           if Contractor has become voluntarily or involuntarily declared bankrupt or otherwise is insolvent or has entered into liquidation or has enter into composition proceedings with its creditors or if the Contractor has taken any action in furtherance of any such proceedings or has disposed or contemplates to dispose of all or the major part of its assets;

     (ii)  Material breach of Contract
           ---------------------------
           if the Contractor commits a material breach of any of its obligations under this Contract other than delay in the performance of its undertaking referred to in (iii) below and fails to cure such breach within thirty (30) days after having received The Purchaser's notice thereof;

     (iii) Delays
           ------
           if due to any circumstance for which the Contractor or any of its subcontractors or suppliers are responsible the Actual Date of Delivery is delayed for more than an aggregate period of ninety (90) days;

     (iv)  Non-compliance with the requirements
           ------------------------------------
           if the Contractor's Scope of Supply in any important respect does not meet the requirements set out in this Contract and the Contractor has not cured the defect within the times specified in the Contract, or, if no specification is made, within a reasonable time, such reasonable time not to exceed thirty (30) days and fails to cure the defect within an additional reasonable period of time, not exceeding sixty (60) days unless otherwise agreed by The Purchaser, from receipt of The Purchaser's notice to that effect as has been fixed by The Purchaser in said notice.

26.3 Cancellation With Reference to Force Majeure etc.
     ------------------------------------------------
     The Purchaser may cancel this Contract with immediate effect by written notice if any Force Majeure Event according to Clause 17 (whether preventing the Contractor or The Purchaser) causes the Actual Date of Delivery to be delayed or can reasonably be anticipated to be delayed for more than two hundred and twenty (150) days. The Purchaser shall exercise its right to cancel the Contract according to this Subclause 26.3 not later than sixty (60) days after having received the Contractor's notice of the of the Force Majeure Event in question.

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26.4 Consequences of Cancellation According to 26.2
     ----------------------------------------------

     In the event that The Purchaser cancels the Contract according to any of the provisions of Subclause 26.2 the Contractor shall immediately upon The Purchaser's demand refund to The Purchaser all amounts paid by The Purchaser under this Contract prior to the effective date of the cancellation plus interest on the said amounts from the respective dates of The Purchaser's payment up to the date of refundment (all dates inclusive) at the rate set out in Subclause 14.5. The Purchaser shall make available to the Contractor for restitution, dismantling and removal at the Contractor's own risk and expense what the Contractor may have delivered to The Purchaser under this Contract. This Contract shall cease to have any force or effect except that Contractor shall hold The Purchaser harmless in respect of all direct costs loss and damage suffered by The Purchaser on account of such a cancellation, including without limitation The Purchaser's total costs for completing all the Contractor's undertakings, whether performed by The Purchaser itself or other contractors engaged by The Purchaser for the purpose, to the extent these costs plus any compensation to the Contractor as set forth below in this Subclause 26.4 exceed the Total Contract Price according to this Contract. The Purchaser shall make all reasonable efforts to mitigate such loss, damage and costs.

     In the event that The Purchaser decides to complete the WLL System or parts thereof either itself or by engaging other contractors, The Purchaser shall have the right to acquire - against compensation and on terms and conditions with respect to warranties and other matters that are reasonable in the circumstances - such Equipment, Software, Documentation, services and other items within the Contractor's Scope of Supply as well as the Contractor's rights under subcontracts and supply agreements as can be used for the completion, operation and maintenance of the WLL System.

26.5 Consequences of Cancellation According to 26.3
     ----------------------------------------------

     In the event that The Purchaser cancels the Contract pursuant to Subclause
     26.3 the Contract shall cease to have any force or effect and the Contractor shall immediately upon The Purchaser's demand refund to The Purchaser all amounts paid by The Purchaser under this Contract. The Purchaser shall make available to the Contractor for restitution, dismantling and removal at the Contractor's own risk and expense what the Contractor has delivered to The Purchaser under this Contract prior to the effective date of the cancellation.

     In the event that The Purchaser decides to complete the WLL System or parts thereof either itself or by engaging other contractors, The Purchaser shall have the right to acquire against a compensation and on terms and conditions with respect to warranties and other matters that are reasonable in the circumstances - such Equipment, Software, documentation, services and other items within the Contractor's Scope of Supply as can be used for the completion, operation and maintenance of the WLL System.

     The Purchaser may require the Contractor to promptly remove at its own expense any and all of Equipment, or parts thereof, that may have been delivered to or installed and not acquired by The Purchaser.

26.6 Ownership to Equipment etc.
     ---------------------------

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     The ownership to such Equipment, Software, materials, Documentation and work within the Contractor's Scope of Supply for which the Contractor is entitled to compensation according to Subclauses 26.4 or 26.5 shall immediately upon the cancellation pass to or notwithstanding the cancellation rest with The Purchaser, as the case may be. The Purchaser shall be free to use the same without incurring any liability to the Contractor or any third party. It is agreed that The Purchaser may exercise its rights to cancel the Contract, or an order under the Contract notwithstanding whether Equipment, Software, documentation and work installed, delivered, and performed by the Contractor can be restituted in substantially the same condition as delivered by the Contractor. In the event of cancellation pursuant to Subclause 26.2, Equipment, Software and Documentation of which the value has decreased due to negligence on part of The Purchaser or anybody for which The Purchaser is responsible shall be acquired by The Purchaser according to provisions agreed upon by the parties.

26.7 Survival of Clauses
     -------------------

     The provisions of Subclause 11.1.3 and Clause 16, to the extent applicable, and of Clause 29, 30 and 31 shall survive the cancellation or termination of this Contract.

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          Clause 27 - Entire Agreement. Modifications of the Contract
          -----------------------------------------------------------

The parties state that with respect to the subject matter hereof this Contract Document and the Annexes, thereto, which form an integral part of the Contract, constitute the sole and exclusive understanding of the parties in respect of the subject matter hereof and supersede all prior agreements, arrangements or understandings relating to the subject matter, including any bid, tender, quotation, offer or proposal, general sales conditions or terms or provisions that the Contractor has submitted.

No change or modification of this Contract may be made except in writing and executed by the respective duly authorised representatives of each of the parties hereto.

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                         Clause 28 - Order of Priority
                         -----------------------------

In the event of any discrepancy between any data, stipulation or provision given in any of the Clauses of this main Contract Document, on the one hand, and data, stipulation or provision given in any of the Annexes, on the other hand, the data, stipulation or provision contained in a Clause of this Contract Document shall prevail. In the event of any discrepancy between the Technical Specifications and the Product Description the Technical Specification shall prevail over the Product Description, except to such an extent as the Product Description is more advantageous to The Purchaser, in which latter case the Product Description shall prevail.

To the extent the Technical Specifications or the Product Description contains something that is not dealt with in any provisions of the Clauses of this Contract Document, the Technical Specifications and the Product Description, as the case may be, shall prevail notwithstanding the foregoing.

To the extent the Technical Specifications or the Product Description contains anything that is not dealt with in the other of them, the one containing the data, stipulation, provision or whatever might be concerned shall prevail over the other.

The Purchaser shall have the right to decide what document, data, stipulation or provision that shall prevail if such a decision is notified to the Contractor well in advance of the commencement of the manufacturing process in question.

In the event that the Contractor and The Purchaser have different opinions as to the interpretation of the Specifications, the opinion of The Purchaser shall always prevail, notwithstanding the foregoing, provided that The Purchaser's opinion is not unreasonable. The Contractor shall as soon as possible inform The Purchaser of any inconsistency, ambiguity or incompletion found in the Specifications.

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                           Clause 29 - Applicable Law
                           --------------------------

This Contract shall be governed by and construed in accordance with the law of Sweden.

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                           Clause 30 Confidentiality
                           -------------------------

Each party (as "Receiving party" hereunder) shall keep in confidence, with the same degree of care as used for its own confidential information, any information which is disclosed to it by the other party (as "Disclosing party" hereunder) in writing or other tangible form and clearly marked or identified in writing as "confidential" or by similar legend, for a period of three years from the date of first disclosure to the receiving party hereunder of such information, except that the foregoing obligations shall not apply or cease to apply, to any information which:

(i) is publicly known at the time of disclosure or becomes thereafter publicly available through no fault of the receiving party;

(ii) was already known to the receiving party free from confidentiality restrictions, prior to receiving it from the disclosing party;

(iii) is disclosed to the receiving party by any third party without confidentiality restrictions;

(iv)   is independently developed by the receiving party;

(v) is necessary to disclose to any lawful authorities for obtaining any type approval of the hardware/software goods covered hereunder;

(vi) is inherently disclosed or is necessary to be disclosed by The Purchaser by or for the proper installation, operation, use, maintenance and/or repair of the goods procured hereunder or the provisions of services thereby.

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                            Clause 31 - Arbitration
                            -----------------------

31.1 The Contractor and The Purchaser shall endeavour to settle any difference of opinion which may arise during the execution of this Contract in an amicable manner.

31.2 Any difference of opinion concerning any matters under this Contract shall be referred for resolution by arbitration to an expert sitting as a single arbitrator to be agreed upon by the parties hereunder or failing such Contract to a single arbitrator to be named by the President of the [_], upon the request of any party to this Contract. Arbitration proceedings shall take place in Stockholm Upon the request of any party the arbitration shall be in English. The arbitrator from time to time acting hereunder shall have all the powers conferred on arbitrators by the [_] Arbitration Law 1968 or any statutory modification thereof for the time being in force. Judgment upon any award rendered by the arbitrator may be entered in any court in Sweden having jurisdiction or application may be made to such court for a judicial acceptance of the award and an order of enforcement, as the case may be. The arbitrator shall not be bound by the rules of evidence and procedure, but shall be bound by the substantive law of the Sweden and shall be obliged to disclose the reason for his award.

31.3 The fact that a dispute is brought before a court or before a duly appointed expert does not release the Contractor from its obligations to fulfil its commitments as provided by this Contract.

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                              Clause 32 - Notices
                              -------------------

Any and all notices or information other than information or proposal of pure technical nature shall be given by any party by prepaid mail or by fax or hand delivery to the other party at the following address:

If to The Purchaser

Jan Campbell, 110 Sir James Peiris Mawatha, Colombo, Sri Lanka

If to Contractor

Steve Mallinson, Cambridge House, Oxford Road, Uxbridge, UK.

Notices, information or proposals of pure a technical nature shall be forwarded to the following address:

If to The Purchaser

Mahinda Ramasundera, 110 Sir James Peiris Mawatha, Colombo, Sri Lanka

If to Contractor

Paul Senior, Cambridge House, Oxford Road, Uxbridge, UK.

The aforementioned addresses of either party may be changed at any time by giving fifteen (15) days prior notice to the other party in accordance with the foregoing. Either party may also by fifteen (15) days prior notice to the other party give further specification as to which address notice, information or proposals of various nature shall be forwarded.

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                           Clause 33 - Support Bond
                           ------------------------

In addition to the other clauses within this Contract, The Contractor agrees to placing of a Support Bond.

The Guarantor for this bond shall be as follows:

Lloyd Bank Plc.
Guarantees, International Services Centre
P.O. Box 63
Two Brindley Place, Birmingham
B1 2AB
United Kingdom

The following wording will be used:

The Guarantor hereby issues an irrevocable Guarantee No. ______ in the following terms:

The Beneficiary shall the Purchaser known as Suntel Private Ltd.

The Principal shall be the Contractor, known as Airspan Communication Limited.

Failure of the Contractor's performance obligations in respect of the supply of equipment for Telecommunications Network Infrastructure under Contract for Purchase Order No. LP/0442/99 dated April 26, 1999 due to the end of its activities, due to its winding up, appointment of receiver(s) or entering into a company voluntary arrangement, or closure of the product line used within this supply of the contract.

The Support Bond shall be posed within 1 month after The Contractor receives the principal and interest payment from milestones through System Acceptance (Actual Date of Delivery) and receipt by The Contractor of all and any other associated payments for deliveries covered under the bridging phase.

The Support Bond shall have value equal to 60% of contract value in the first year after the Actual date of Delivery (Phase 1), 50% of contract value in the second year after the Actual date of Delivery (Phase 1), and 40% of contract value in the third year after the Actual date of Delivery (Phase 1).

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                          Clause 34 - Contract Period
                          ---------------------------

This Contract comes into force when signed by both parties and shall remain in force as long as any of the parties has any obligation under the Contract to fulfil.

This Contract has been made in duplicate and each of the parties has taken one copy.

-------------------------------------------------------------------------------
Place: LONDON                                  Place: COLOMBO

Date:                                          Date:

Eric Stonestrom                                J. Campbell
Managing Director                              Managing Director
Airspan Communications Limited                 Suntel (Private) Ltd.

The Contractor                                 The Purchaser

--------------------------------------------------------------------------------

      (
      All reasonable direct costs to which The Purchaser may be put by any repetition of an inspection or a test shall be reimbursed by the Contractor on demand and may be deducted by The Purchaser from any moneys to be paid by The Purchaser under this Contract.

9.2   Quality Assurance
-----------------------

      The Contractor shall be responsible for carrying out a continuous quality surveillance in accordance with the quality assurance procedure laid down in Annex _15 in order to ensure that the Equipment and the Software in all respects will meet all the requirements set out in this Contract.

9.3   System Test (or Site Acceptance Test)
-------------------------------------------

      The Contractor shall be responsible for carrying out a System test for each site. Representatives of The Purchaser shall be present. The object of the System test is to establish that each part of the WLL System will fulfil all the functional and technical requirements set out in this Contract.

      As soon as possible after completion of the System test, the Contractor shall furnish to The Purchaser a report regarding the test. To the extent an unsuccessful test so requires, the Contractor shall cure the discovered deviation from the requirements and provide for repeated test.

      Prior to the start of any System Acceptance Test the Contractor shall have proved that the System tests have been successful and have cured to the satisfaction of The Purchaser the deviation from the requirements or any other defect or deficiency that has been observed in the course of the System test. If the Purchaser agrees a System Acceptance Test can take place without all System Tests being complete.

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      To the extent an unsuccessful test so requires, the Contractor shall cure the discovered deviation from the requirements and provide for a repeated test.

      At the time when the Contractor has successfully completed a Systems Test (Site Acceptance Test), the Purchaser shall accept the title and risk for that part of the network that has been successfully tested. Alternatively, provision of revenue producing traffic for more than one month will constitute completion of System Test for a specific site.

9.4   Acceptance Test
---------------------

      When,

      (i) the tests and inspections referred to above in this Clause 9 have demonstrated that all Equipment and Software delivered by the Contractor complies with all relevant requirements, standards and Specifications;

      (ii) such Equipment and Software as shall be installed by Contractor has been installed on Premises ready for operation;

      (iii) relevant training referred to in Clause 11 has been performed;

      (iv)  relevant documentation has been delivered in accordance with Clause
      11,

      and

      (v) relevant Test Equipment have been delivered in accordance with Clause 11, then The Purchaser shall perform an acceptance test ("System Acceptance Test"). The purpose of this Acceptance Test is to establish whether the Equipment and the Software complies with all the relevant requirements and Specifications when operated and otherwise handled by The Purchaser personnel duly trained by the Contractor utilising the Documentation supplied by the Contractor. The detailed test procedure and criteria of a successful Acceptance Test shall be agreed upon in accordance with Clause 7.1.

9.5   Actual Date of Delivery
-----------------------------

      The Acceptance Test shall be deemed to have been successfully performed when it has been demonstrated that all relevant requirements of this Contract are met or when the Purchaser has carried commercial traffic for a period of more than 90 days.

      The Actual date of Delivery is when all defects, deficiencies, or deviations from the requirements discovered in connection with the Acceptance test, or prior thereto, have been cured to the satisfaction of The Purchaser, and a successful Acceptance Test has shown that Contractor's Scope of Supply with respect to WLL System meets all the requirements of this Contract.

      It is recognised by the parties that even after the Acceptance Test, some minor defects and deficiencies that are non-essential for the proper operation or maintenance of the WLL System might exist. The parties shall by agreement enter these defects or deficiencies into a list of defects which shall also include a time schedule for the taking by Contractor of the necessary corrective measures. The

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      stipulations of this Contract as regards warranty obligations contained in
      Clause 10 below shall apply to Contractor's duty to take such corrective measures.

      If the Purchaser fails to make any or all sites available for Installation of the equipment one hundred and twenty days (120) after the contract signature, the Purchaser shall by default accept the equipment, for that part of the network that cannot be installed, and make all relevant payments applicable to Site and System Acceptance. At this time, title and risk for the equipment that cannot be installed shall pass from the Contractor to the Purchaser.

      If the System Acceptance Test (required before Actual Date of Delivery can be achieved) is delayed because of the Purchaser's failure to make sites "ready for installation", the System Acceptance Test shall be conducted only on those sites that have passed Site Acceptance.

      The Time Schedule and Milestones for the implementation and preparation of the Sites by the Purchaser shall be defined in Annex 18.

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        Clause 10  Warranties and Certain Consequences in the Event of
        ---------------------------------------------------------------
                            Breaches of Warranties
                            ----------------------

10.1   Warranty Period
----------------------

       The Contractor warrants that the WLL System installed and ready for operation and Spare Parts delivered to The Purchaser, at all times during a warranty period of eighteen (18) months from the Actual Date of Delivery of the WLL System will conform to all the requirements set out in the Specifications. Subject to the provisions of Subclause 10.2 and
       10.3 any lack of conformity that is in existence, or will occur, or will appear prior to or during the warranty period, and any other defect, deficiency, or malfunction that is due to construction, manufacture, workmanship, materials, programming, transportation or installation which appear prior to the expiration of the warranty period shall be considered such a defect will be covered by Contractors warranty obligations. Design faults shall be warranted for twenty-four (24) months from the Actual Date of Delivery.

10.2   Corrective Measures Activity
-----------------------------------

       In case of breach of warranty obligations defined in Subclause 10.1 above the Contractor shall at its own risk and expense cure the defect by repair, replacement, modification, adjustment, delivery and installation of additional Equipment or Software, or performance of additional work or implement any other adequate corrective measures (all such measures collectively referred to as "Corrective Measures").

10.3   Warranty of Corrective Measures
--------------------------------------

       The Contractor shall be obliged to take the necessary Corrective Measures and other actions referred to in this Clause 10 within the shortest practicable time, however not later than at such a final date for the Corrective Measures specified by The Purchaser taking into account the breach to be cured, the work to be done and The Purchaser operational and maintenance requirements. The Contractor shall at the request of The Purchaser render such assistance, advice or instruction that in the Contractor's reasonable opinion would be sufficient to remedy the defect. If the Contractor or The Purchaser would deem it necessary to arrange that the Corrective Measures are taken by the Contractor's personnel, the Contractor shall make such personnel available as fast as possible but no longer than forty eight (48) hours from the moment when The Purchaser has dispatched a request.

       If the Corrective Measures will be in the form of replacement and The Purchaser does not have the relevant spare part available the Contractor shall make the spare part available as soon as the circumstances permit, but in no case later than forty eight (48) hours from the moment when The Purchaser has dispatched a request for such a spare part.

       Major Service effecting errors shall be corrected within 5 working days from the moment The Purchaser has dispatched a request for correcting such an error and the Contractor has acknowledge this request.

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       Minor Service effecting errors and Non Service effecting errors shall be corrected within eight (8) weeks from the moment The Purchaser has dispatched a request for correcting such an error and the Contractor has acknowledge this request.

       Major, Minor and Non Service Effecting errors are defined in Annex 25.

       If the Contractor in spite of proper notification should not be able to carry out his duties within the agreed period of time, The Purchaser shall have the right to correct the defects) or have it (them) corrected by others.

       If spare parts purchased by The Purchaser have been used for replacement of defective parts or any interim repair of the defective parts has been made, the Contractor shall at his own expense repair the replaced part or make the final repair thereof, as the case may be, or deliver spare parts in replacement. The Purchaser shall bear the risk and costs of transport to the Premises of Contractor and the Contractor shall bear the risk and costs of the return transport for such defective parts as well as of repaired parts and parts supplied in replacement.

10.4   Notification of Defects
------------------------------

       The Purchaser shall notify the Contractor of a defect not later than thirty (30) days from The Purchaser's discovery thereof. Notice of defects and requests for Corrective Measures shall, at the discretion of The Purchaser, be made by fax, letter or hand delivery.

       The Purchaser shall also be entitled for the purpose hereof to avail itself of any guarantee or other security provided by the Contractor in accordance with this Contract.

10.7   Warranty Regarding Replaced or Corrected Parts
-----------------------------------------------------

       In the event that any part of the WLL System has been corrected, repaired, replaced, modified or adjusted pursuant to a warranty obligation, a fresh warranty period of the same duration as set forth in Subclause 10.1 shall apply to such a part or if replaced to the new part. This fresh period shall start to run as from the date when The Purchaser confirms that the repair, replacement, modification or adjustment has been successfully completed.

10.8   Warranty of Reliability and Maintainability
--------------------------------------------------

       Without prejudice to the provision of Subclause 10.1 above Contractor warrants that the reliability and maintainability of the WLL System will comply with the provisions set out in the Specifications, so that the respective values which can be derived from the parameters contained in Annex 15 will be obtained during the warranty period of eighteen (18) months. The compliance with the parameters shall be demonstrated with the methods set out in Annex 15.

       In the event the WLL System does not fulfil the reliability and maintainability specified in the Specifications the Contractor shall be obliged to take such Corrective Measures at its own risk and expense as are necessary to have the WLL System to fulfil the Specifications with regard to the aforesaid parameters.

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10.9   Warranty of Documentation
--------------------------------

       10.9.1   Sufficient and Adequate for Operation and Maintenance
       --------------------------------------------------------------

                The Contractor warrants for the technical life time of the WLL System that the information contained in the Documentation, will be continuously updated, will be provided in a timely manner and will be sufficient and adequate for the proper operation and maintenance of the WLL System.

                To any damage or defect caused or revealed by lack of documents stated in Subclause 10.9.1 the provisions of Subclause 10.2 shall apply, notwithstanding whether the damage or defect existed or appeared prior to the expiration of the respective warranty period set out in Subclause 10.1.

       10.9.2   Additional Documentation
       ---------------------------------

                The Purchaser may wish to develop certain additional documentation with respect to the functioning of the WLL System. The Contractor shall be obliged to check the accuracy and completeness of such documentation and within a reasonable period of time from The Purchaser's request to such effect submit in writing to The Purchaser its approval or disapproval of the said documents. In the event of disapproval Contractor shall specify in what respect the documentation is incorrect or incomplete and what measures should be taken to make the documentation correct and complete. Any compensation for Contractor's work referred to in this Subclause 10.9.2 shall for each case be agreed upon between the parties.

10.10  Spares Warranty
----------------------

       The Contractor warrants that it is able to supply The Purchaser with spares, or equivalent replacement parts, or substitute parts with an equal or greater level of functionality that maintains backwards compatibility for repair and maintenance of Equipment delivered for a period up to ten (10) years from Actual Date of Delivery. Such parts shall be provided at reasonable prices and delivery times.

       If the Contractor after the above mentioned period intends to stop the manufacturing of a type of spares or equivalent replacement parts, the Contractor shall inform The Purchaser about his intention at least twelve
       (12) months in advance.

10.11  Warranty of Right to Use and Reproduce Etc.
--------------------------------------------------

       The Contractor warrants that The Purchaser shall have the right to use all and any Software as well as of all and any Documentation (and parts thereof) that the Contractor has supplied without thereby infringing any right of the Contractor, its subcontractors or employees, or a third party, or being obliged to pay any compensation to the Contractor, its subcontractors or employees, or to any third party. The Purchaser's right to reproduce, change or modify software and documents is limited to the rights defined in the software license that is granted by the Contractor for use by The Purchaser in the WLL System delivered by the Contractor to The Purchaser. This is defined in Annex 26.

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10.12  Repairs Warranty
-----------------------

       The Contractor warrants that it, during a period of at least up to ten
       (10) years from Actual Date of Delivery or from the date of discontinuation of commercial availability of the related equipment, whichever comes the latest, is capable of and will, at The Purchaser's request, repair defective material in Equipment delivered under this Contract.

       Contractor warrants that if The Purchaser so wishes it shall enter into Annual Operations and Maintenance Contract with The Purchaser in forms set out in Annex 21 and be bound to all conditions there is in the License included without limitation to conditions as to price and for as long as The Purchaser requires for a period of up to ten years.

10.13  Warranty for Production of Equipment and Software
--------------------------------------------------------

       The Contractor warrants to ensure the supply to The Purchaser of Equipment and Software in every respect for upgrading, extensions, and maintenance of the WLL System at least for a period up to ten (10) years after the Actual Date of Delivery, at prices and within reasonable delivery times and on other reasonable conditions. In the event that the Contractor intends to cease to supply Equipment and Software for the WLL System, the Contractor shall inform The Purchaser thereof at least twelve
       (12) months in advance. The Contractor shall at the request of The Purchaser -without charge supply all drawings and other technical information and documents that will be required or of assistance in the provision, operation and maintenance of the WLL System. Equipment and Software purchased pursuant to this Subclause 10.13 shall be subject to the same warranties as set out in this Clause 10.

10.15  Title and Intellectual Property Rights
---------------------------------------------

       The Contractor warrants that Contractor will deliver to The Purchaser good title to all of the items falling within Contractor's Scope of Supply and each such item shall be free of any claim, encumbrance or lien whatsoever.

       For the technical life time of the WLL System the Contractor warrants in accordance with Clause 16 and furthermore that it shall not be necessary for The Purchaser to obtain any license or any similar grant under a patent or any other industrial or intellectual property right for the WLL System either from the Contractor or any other person in order to be able to interface the WLL System, with equipment of design, construction or makes other than the Contractor's or its subcontractors'.

       In the event of breach of this warranty the provisions of Clause 16 shall apply.

10.16  Exceptions from Warranties
---------------------------------

       The Contractor will have no liability or responsibility arising out of

           (c) (i) deviations from the requirements of this Contract that are caused by such damage to or loss of the WLL System as is accidental and occurs after the time when the risk of loss and damage has passed to The Purchaser;

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           (d) deviations from requirements of this Contract that are caused by
               The Purchaser or any other person for which the Contractor is not responsible, or any changes, repairs or replacements made by The Purchaser or said other person, provided that The Purchaser or such other person has acted contrary to instructions contained in manuals or other documentation provided by the Contractor under this Contract;

           (e) breaches of warranties of which The Purchaser has not notified the Contractor during the respective warranty period, or before thirty (30) days have elapsed after-the expiry of the said period provided, however, that this exemption from liability and responsibility shall not apply if the Contractor, or any of its representatives, nevertheless knew of the breach;

           (f) deviations from the requirements of this Contract that are caused by non-fulfilment of The Purchaser's undertakings of The Purchaser's Share of Responsibility

        Notwithstanding the foregoing of this Subclause 10.16 the Contractor shall be obliged to cure at the expense of The Purchaser also deviations from the requirements for which the Contractor has no liability or responsibility, if The Purchaser so requests.

10.17   Records of Events
-------------------------

        The Purchaser will during the warranty period in Subclause 10.1 keep records of events that might be of importance for determining the type of defect, the time of its occurrence, the notification and curing thereof etc. These records shall prevail unless proved to be inaccurate in any specific respect. The Purchaser shall keep the records available to the Contractor on request.

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                             Clause 11 - Delivery
                             --------------------

11.1   Equipment and Software

       11.1.1 Contractual Date of Delivery

                 The WLL System shall have been delivered and successfully tested according to Subclauses 9.4 on the date set out in the Time Schedule (Annex 18). The said date is in this Contract referred to as the Contractual Date of Delivery.

                 The schedule and quantities of material shown in Annex 18 is an estimate and is not a binding commitment by The Purchaser. The Purchaser considers this list to be the Tender's minimum delivery obligation.

11.1.2 Passing of Title

                 The title to as well as the risk of damage to and loss of the WLL System, for that part of the system in question, shall pass to The Purchaser on completion of a successful Site Acceptance test.

                 The Purchaser shall be responsible for the operation and maintenance of the WLL System from the date of Site Acceptance. This shall not limit or compromise any claim which The Purchaser may have against the Contractor under any warranty or other provision of the Contract. Prior to the Site Acceptance, The Purchaser's responsibility for the operation of the WLL System shall be confined to such responsibility as follows from The Purchaser's performance of the tests referred to in Clause 9.

11.1.3 Software

       11.1.3.1

       The Purchaser is granted a non-exclusive perpetual restricted royalty-free license to use the Software, but only in conjunction with The Purchaser's use and maintenance of WLL System in accordance with this Contract, and not otherwise.

          Use of this Software shall not include the right to copy, reproduce and modify the software.

          The Purchaser agrees that the Software provided to it by the Contractor under this Contract or any renewals, extensions, or expansions thereof, or in implementation of any of the foregoing, shall, as between the parties hereto, be treated as the exclusive property of the Contractor and as proprietary and a trade secret of Contractor. The Purchaser shall:

               (g) not provide or make the Software or any portions or aspects thereof available to any person except to its employees or agents on a "need to know" basis;

               (h) not modify the Software without the prior written consent of Contractor.

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          If Contractor modifies or changes the Software to permit additional features or services, such Software will at The Purchaser request be made available to The Purchaser on prices based on a predetermined methodology. In any case the Contractor shall provide all such features and services free of charge within the first twelve 12 months from the date of signing the Contract.

          Nothing in this Clause shall limit Contractor's warranties in Clause
          10.

          The Purchaser and any successor to The Purchaser's title to the WLL System shall have the right without further consent of Contractor to assign this license to any other party which acquires the WLL System, provided any such other party (either assignee or sublicensee) agrees in writing to abide by the terms and conditions of this license.

          Notwithstanding anything in this Contract to the contrary, it is understood that The Purchaser is receiving no title or ownership rights to such Software, which rights shall remain with Contractor.

     11.1.3.2
     As applicable and generally available to Contractor's customers, Contractor shall license to The Purchaser a copy of any diagnostic software utilized by Contractor with respect to the installation and maintenance services of the Software and System.

     11.1.3.3
     The Contractor shall offer and The Purchaser at its discretion may accept a new Software Release containing new facilities on a regular basis (at least once per year) for a period of ten (10) years after Actual Delivery Date of the Contractor's Scope of Supply. The new release shall indicate what modifications are required on implementation to the Software and hardware used by The Purchaser. In the event that The Purchaser chooses not to accept the installation of new Software Releases, the Contractor shall continue to support the Latest Version of Software including the correction of any faults or bugs.

     11.1.3.4
     During a period of five (5) years after acceptance of a version of Software, the Contractor shall provide without charge at The Purchaser's request, maintenance releases correcting software faults identified in the Latest Version by The Purchaser, or by the Contractor or by its other customers.

     11.1.3.5
     New releases and maintenance releases shall be subject to acceptance tests to be agreed upon by the parties.

     11.1.3.6
     Unless the parties have agreed otherwise in writing, new releases and maintenance releases shall not alter the applications or the uses to which the System or parts of the System can be put, whether or not in conjunction with existing files, and shall in all respects be compatible with the Latest Version of the Software. Software updates shall be backward compatible to existing hardware, features, and functionalities, unless mutually agreed otherwise.

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     11.1.3.7
     The Contractor shall fully disclose and supply and keep supplied in confidence to The Purchaser the Latest Version of all Documentation and the Software, with relevant information about their release status.

     11.1.3.8
     The Contractor shall ensure that the Documentation supplied to The Purchaser fully describes the Software accepted and licensed for the System under Clause 11.1.3.1 of this Contract. Documentation will fully describe new features, functionalities, errors corrected and new errors detected.

     11.1.3.9
     At the request of The Purchaser, the Contractor shall provide all necessary interfaces, interface specifications and standard protocols for systems or products provided by The Purchaser or other parties, including the physical components of such interfaces, and the proper functioning of these interfaces, and all relevant documentation.

     11.1.3.10
     If the System delivered by the Contractor fails to function properly in conjunction with a third party product in use by The Purchaser, the Contractor shall, at the request of The Purchaser consult with the relevant contractors and cooperate closely with them in tracing and repairing the cause of the malfunction.

     11.1.3.11
     In the event that third party Software supplied by the Contractor under this Contract becomes unavailable or essential modifications cannot be carried out for any reason whatsoever, the Contractor shall at no charge to The Purchaser, procure and supply to The Purchaser suitable alternative third party Software to enable the continued operation and Contractor's Scope of Supply ability of the System.

     11.1.3.12
     In the situations referred to in Sub-clause 11.1.3.11 The Purchaser shall have an unlimited license to use the Software and shall have the right to make modifications to the Software (or have them made) only for use with the System
     The obligations of The Purchaser under this Clause shall survive the termination of this Contract for any reason.

11.2 Turn-key Services
----------------------

     The turn-key services of the WLL System shall be done to the satisfaction of The Purchaser.

     No service or work by the Contractor may, without The Purchaser's written approval thereof, commence earlier than on the date of start of service set out in the Time Schedule. The scope of work regarding Turn-key services is set out in Annex 9.

11.3 Training
-------------

     The Contractor shall provide The Purchaser's personnel with the training required for the proper operation and maintenance of the WLL System. The scope of Contractor's undertaking in this respect, as well as the terms and other conditions applicable thereto are set out in Annex 10.

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11.4 Documentation
------------------

     The Contractor shall have provided The Purchaser with the Documentation set out in Annex 11 on or before the dates set out in the Time Schedule.

11.5 Spare Parts
----------------

     The Contractor shall have provided The Purchaser with the spare parts set out in Annex 12 on the dates set out in the Time Schedule.

11.6 Test Equipment
-------------------

     The Test Equipment set out in Annex 13 shall have been delivered at Premises on or before the dates set forth in the Time Schedule.

11.7 Marking
------------

     All Equipment, parts thereof, and spare parts shall be clearly and durably marked with the Contractor's code number and - if any - status revision which shall make it possible to identify all Equipment, parts thereof and spare parts for the purpose of warranty. The Contractor shall well in advance before dispatch of the Equipment or spare parts furnish The Purchaser with a packing list indicating the Contractor's code numbers applicable to the respective parts.

11.8 Packing
------------

     All Equipment and Spare parts shall be packed in a manner that is suitable for the transportation and for the storing in The Purchaser's premises.

11.9 Order Procedure
--------------------

     The deliveries shall be executed in accordance with the provisions stated in Annex 14. In order to state the extent of each delivery a suborder specification shall be sent to the Contractor as a firm order. The suborder specifications shall contain information regarding quantities of Equipment and Spare Parts to be delivered, delivery dates, delivery address and invoice address.

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       Clause 12 - Liquidated Damages in the Event of Delays in Delivery
       -----------------------------------------------------------------

12.1   General
--------------

The parties acknowledge that the Contractor's fulfillment of its undertakings set out in the Time Schedule (Annex 18) is of utmost importance to The Purchaser. The parties also acknowledge that delays will cause severe damage to The Purchaser and that such damage may, from a practical point of view, be difficult to quantify. In the event of delay, the parties agree that The Purchaser shall receive liquidated damages in accordance with the following provisions without The Purchaser being obligated to prove that it has suffered damage or to prove the amount of damage. The Purchaser's right to receive liquidated damages shall be without prejudice to any other right that it may have under this Contract or otherwise.

Any liquidated damages to which The Purchaser is entitled shall be paid by the Contractor upon demand and The Purchaser shall be entitled to wholly or partly set off liquidated damages against any amount that The Purchaser shall pay to the Contractor under this Contract.

12.1.1 Liquidated Damages for Delay
-----------------------------------

       Should the service start date of the System, or any material portion of the System be delayed for any reason except for events excepted under this Contract, where the delay is fully or substantially attributable to the fault of default of the Contractor (including its sub-contractors), Contractor shall pay liquidated damages equal to one percent (1%) of the value of that part of the network that The Purchaser is unable to use for each week or fraction of a week of delay beyond Actual Date of Delivery as specified in Annex 18. A grace period of two weeks shall be given before the first week of delay is counted. Upon the lapse of the second week of delay, however, the full delay shall be counted in computing the liquidated damages.

12.2   WLL System, Training, Documentation, Spare Parts and Test Instruments
----------------------------------------------------------------------------

       In the event that Contractor does not fulfil any of its undertakings with respect to WLL System, training, Documentation, spare parts or test instruments on the respective dates set out in the Time Schedule, the Contractor shall pay liquidated damages to The Purchaser for each whole day of delay amounting to (0.1%) of the respective Contract Price.

       Maximum liquidated damages according to these Clauses 12.1.1 and 12.2 shall in no case exceed ten per cent (10%) of the Total Contract Price.

12.3   Delays Caused by The Purchaser or Force Majeure Events
-------------------------------------------------------------

       The Purchaser shall not be entitled to liquidated damages according to the above provisions of this Clause 12 to the extent the delay in question is caused by failure solely on part of The Purchaser to fulfil any part of its Share of Responsibility or by a Force Majeure Event defined in Clause 17.

       In the event that The Purchaser delays in carrying out any of its undertakings under this Contract the Contractor shall nevertheless be obliged to fulfil its obligations within the time agreed on, to the extent that the fulfilment of The Purchaser's obligations is not necessary to enable the Contractor or its subcontractors and suppliers to fulfil their obligations. In the event that it can reasonably be assumed

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       that the Contractor will be delayed with respect to any of its undertakings under this Contract, The Purchaser shall have the right to postpone the performance of any of its undertakings to the extent such performance is not necessary to enable the Contractor to fulfil its obligations.

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                              Clause 13 - Prices
                              ------------------

     13.1 The Contract Prices given shall be fixed until 18th August 2002 and shall include obligations of Contractor hereunder. The Contract Prices for the WLL System and work and services to be provided by the Contractor under this Contract shall be the prices set out in Annex 5. The prices represent
                                                  -------
     the Contract Prices for the respective items and the sum of all the Contract Prices constitutes the total price of the Contractor's Scope of Supply. This total price is called the Total Contract Price.
                                            --------------------

     13.2 The prices shall be CIP Colombo.

     13.3 Change of any law relating to the Contract items, except those affecting the customs duties, import taxes, VAT, shall not affect the price of these items.

     13.5 All sums of money stated or referred to in this Contract are exclusive of VAT. The Purchaser shall only pay VAT, if applicable in Sri Lanka.

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                             Clause 14 - Payments
                             --------------------

14.1 General
------------

     The Purchaser shall pay to the Contractor the Contract Prices referred to in Clause 13 above in accordance with the following provisions. The terms of payments are as follows:

     Phase One - Infrastructure, Network Management, Subscriber Terminals required for Acceptance Testing, and Services
     .    20% on signing of the contract
     .    5% on Site Acceptance for the completion of each site (9 Sites)
     .    30% on Actual date of Delivery (System Acceptance)
     .    5% 6 months after the Actual date of Delivery

     Phase Two - Subscriber Terminals for Commercial Service

     .    20% on signing of the contract
     .    40% on delivery of equipment
     .    40% 90 days after delivery of equipment

     Phase Three - Subscriber Terminals for Commercial Service

     .    20% on signing of the contract
     .    40% on delivery of equipment
     .    40% 90 days after delivery of equipment

     Phase Four - Subscriber Terminals for Commercial Service

     .    20% on signing of the contract
     .    40% on delivery of equipment
     .    40% 90 days after delivery of equipment

A bridge finance option will be provided to Suntel for all payments beyond the Contract signature payment (20%) for 1999. This option will allow Suntel to remit only the interest due (as defined in Clause 14.5) on the first day of the month following the date of payment due for all outstanding payments. The payment of the principle will be due on January 5th, 2000 for all payments covered through bridge financing.

14.2 Terms and Conditions
-------------------------

Orders shall be placed through a single "purchase order" issued by buyer.

14.3 Bank Guarantee
-------------------

The Contractor is required to put up a Bank Guarantee equal in Value to all payments made before Systems Acceptance

14.4 Invoicing
--------------

     Payment shall be effected by The Purchaser's receipt of the Contractor's invoice in triplicate for the amount in question that The Purchaser will approve of, provided, however, that The Purchaser shall not be obliged to make any payment earlier than

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     the date following from sub-clause 14.1 above. Any value added tax, or other taxes to which Contractor is subject to within Sri Lanka and which shall be paid by The Purchaser under this Contract shall be invoiced as a separate item.

     Invoice address:

     Attn:  Accounts Payable
     Airspan Communications Limited
     Oxford Road, Uxbridge
     Middlesex
     United Kingdom

14.5 Interest
-------------

     The rate per annum of the interest referred to in Subclause 26.4 shall be defined during negotiations.

14.6 Keeping Records
--------------------

          14.6.5 For all items specified. in this Contract, the Contractor shall keep and maintain such books, records, vouchers and accounts with respect to its billing of chase items to The Purchaser for ten (10) years tram the date of Final Acceptance.

          14.6.6 For any item quoted can a cost incurred basis, the Contractor shall keep and maintain such books, records. vouchers and accounts of all costs with respect to the engineering provision and installation of facilities of the System for ten (10) years from the date of fulfillment of a11 Contractor's Scope of Supply obligations.

          14.6.7 The Contractor shall obtain from his Subcontractors such supporting rewords for other than the cost of feed cost items, subject to the conditions of Sub-Clause 14.6.2, as flay be reasonably required, and shall maintain such records for a period of ten (10) years from the date of fulfillment of all costs required to be kept, maintained and obtained pursuant to this Clause.

          14.6.8 The Contractor shall afford the Purchaser the right to review the said books, records, vouchers and accounts of all costs required to be kept, maintained and obtained pursuant to this Clause.

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             Clause 15 - Liability for Accidents, Damage and Loss
             ----------------------------------------------------

15.1 Liability Regarding Before Passing of Risk
-----------------------------------------------

     Without prejudice to provision of Clause 5 any damage to the WLL System or Documentation supplied or to be supplied by the Contractor occurring before the relevant time according to Clause 11 when the risk of damage to or loss of the WLL System and Documentation passes to The Purchaser shall be remedied by the Contractor at its own expense, provided that the damage or loss has not been caused by negligent act or omission by The Purchaser or anybody employed by The Purchaser (other than the Contractor or its Subcontractors). If the damage or loss has been so caused by The Purchaser the Contractor shall nevertheless, if The Purchaser so request, remedy the damage and loss, at the expense of The Purchaser at a reasonable price to be agreed between the Contractor and The Purchaser.

15.2 Other Indemnification
--------------------------

     The Contractor shall indemnify and hold The Purchaser and its officers, servants and employees harmless from any loss, damage, liability or expense on account of damage to property and injury, including death, to all persons, including but not limited to employees of the Contractor, arising out of or resulting from any act or omission of the Contractor, its Subcontractors, or anybody employed by the Contractor or its Subcontractors, or anybody else for which the Contractor or its Subcontractors is responsible. With respect to the Contractor's Scope of Supply this Subclause 15.2 shall apply only after the risk of damage or loss has passed to The Purchaser; until that time Subclause 15.1 shall prevail.

15.3 Fraud or Gross Misconduct
------------------------------

     Without prejudice to any further responsibilities or liabilities of the Contractor under law, if the Contractor, or any of its Subcontractors, or anybody employed by the Contractor or its Subcontractors, or anybody else for which the Contractor or its Subcontractors is responsible, has been guilty of fraud, actions against good faith, or "Gross Misconduct" the Contractor shall - notwithstanding any provision of this Contract to the contrary - be liable for any loss or damage (whether direct, indirect, incidental or consequential) suffered by as a result thereof, whether it be defects (as defined in Clause 10) in, damage to, or loss of the Contractor's Scope of Supply, or injuries to persons, or any other breach of this Contract.

     Contractor's liability for the said defects shall extend also to defects which have not appeared prior to the expiration of the warranty period in question and to defects which have not for any other reason been notified by The Purchaser in accordance with the provisions of Clause 10. "Gross Misconduct" means any act or omission implying neglect to take into consideration such serious effects as a careful Contractor normally would have been able to foresee, or a deliberate disregard of the consequences of such an act or omission.

15.4 Limitation of The Purchaser's Liability
--------------------------------------------

     The Purchaser shall not be liable for any damage to or loss of the WLL System and documentation, save as to the extent provided for in Subclause 15.1.

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     The Purchaser shall not be liable for any direct, indirect, incidental or consequential damage or loss, including loss of income or loss of profit, suffered by the Contractor or its subcontractors as a result of such a damage, loss or breach or as a result of any breach by The Purchaser of this Contract, unless expressly otherwise provided for in this Contract.

15.5 Obligations to Limit Damages and Loss
------------------------------------------

     The party suffering loss or damage shall always be obliged to take all reasonable measures to mitigate the damage or loss occurred.

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                  Clause 16 - Patents and Other Intellectual
                        and Industrial Property Rights
                        ------------------------------

The Contractor undertakes to fully indemnify and hold The Purchaser, its officers, employees, representatives and customers harmless from and fully indemnify them for any and all cost expenses, damages and liabilities therefore against any claim for an infringement or alleged infringement of any intellectual property right relating to use of the Equipment and Software delivered under this Contract.

In particular the Contractor undertakes to defend at its own expense any claim, suit or proceeding based upon any claim that the Contractor's Scope of Supply, or the use or maintenance thereof infringes any licence or any right of a third person to patent, copyright, design or any intellectual or industrial property rights or application therefore, as well as to hold The Purchaser, its officers, employees, and representatives harmless from and fully indemnify them for any and all costs, expenses, damages and liabilities therefor. In the event that the WLL System or the use of the WLL System or documentation would be held in a suit to constitute infringement and its further use would be enjoined, the Contractor will promptly at its own expense either

(iii)     procure for The Purchaser the right to continue the use, or
(iv) replace or modify the WLL System, or Documentation, so that it becomes non-infringing while staying fully compliant with the Specifications. Any such replacement or modification shall, however, be approved of by The Purchaser in advance, which approval shall not be unreasonably withheld. The Purchaser shall without delay inform the Contractor of any claim that has come to the notice of The Purchaser and shall proceed in dealing with such claims in agreement with the Contractor.

The Purchaser shall be at all times kept informed by Contractor of the institution or assertion of any IPR claims or proceedings and shall without prejudice to its rights be entitled but not obligated to participate in such claims, suits or proceedings.

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                                      75

                           Clause 17 - Force Majeure
                           -------------------------

Should Force Majeure Event occur after the signing of this Contract which prevents the performance of any obligation of either party on the date or dates provided for in this Contract, the performance of the obligation may be postponed for such time, on a day by day basis, as the performance necessarily has had to be delayed on account thereof, it being understood that such postponement shall not be deemed a change of the Time Schedule or of any day defined by reference to the Time Schedule.

The term of Force Majeure Event shall mean events such as war or warlike hostilities, mobilisation or general military call-up, acts of Government including refusal issue of required export licenses (but shall exclude failure to obtain security clearance for own employees), civil war, revolution, rebellion, insurrection or riots, sabotage and any strike or labour action and other circumstances of a similar exceptional character and farreaching influence, provided that any such event is beyond the control of the party, its subcontractors and suppliers. It is expressly understood that no circumstance shall be considered Force Majeure Event which the party or the subcontractor or the supplier invoking the event of Force Majeure reasonably ought to have taken into account at the date of signing of this Contract.

Immediately upon becoming aware of the commencement of any Force Majeure Event causing a delay, and immediately upon becoming aware of the termination of such an event of Force Majeure, the party desiring to invoke it as cause for postponement shall advise the other party of the said event, failing which its right to demand an extension of the time of performance shall be definitely barred. To avail itself of the right to invoke any Force Majeure Event as a cause for postponement the party shall also as soon as practicable after the termination of the event submit to the other party reasonable proof of the nature of such Force Majeure Event and its effect upon the performance timetable. Each parties shall make all reasonable efforts to reduce to a minimum and mitigate the effect of any delay occasioned by a Force Majeure Event. The obligation of Contractor in this respect shall particularly include the repairing or causing the repair of such damage as may have been done to its or its subcontractor's manufacturing facilities or to Contractor's Scope of Supply.

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                          Clause 18 - Optional Orders
                          ---------------------------
18.1 WLL System
---------------

The Purchaser shall during a period of time commencing on the date of signing of this Contract by both parties up to 3 years or the end of year 2002 (whichever the latest) have the right (but not the obligation) to order on fair and reasonable terms from the Contractor Equipment, Software, Spare Parts, Documentation and Services set out in Annexes 7, 8, 9, 10, 11, 12 and 13.

18.2 Other Terms and Conditions
-------------------------------

In addition to the terms and conditions referred to in Subclauses 18.1 - 18.3 (inclusive) the provisions contained in this Contract including the Annexes thereto (as amended by the parties subsequent to the conclusion of this Contract) shall apply between the parties.

18.3 Exercise of Option

The options referred to in this Clause 18 shall be exercised by a written numbered order to the Contractor signed by one or more authorised officers or representatives of The Purchaser. Such order shall be lodged with the Contractor not later than on the date referred in Subclause 18.1 and shall be accompanied by a proposed time schedule.

It is incumbent upon Contractor to acknowledge receipt of the order not later than thirty (30) days thereafter.

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                                      77

                      Clause 19 - Network and Maintenance
                      -----------------------------------

The Contractor undertakes to supply to The Purchaser, Network and Maintenance of the WLL System in accordance with the prices and conditions set out in Annex 21 during a period of five (5) years from expiry of the warranty period.

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                             CLAUSE 20 - Non Waiver
                             ----------------------

The failure of either party to insist upon strict adherence to any term or condition of this Contract on any occasion shall not be considered a waiver of any right thereafter to insist upon strict adherence to that term or condition or any other term or condition of this Contract.

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                                      79

                              Clause 21 - Language
                              --------------------

All manuals, other documentation and training to be provided by Contractor under this Contract as well as all notices and other communications between the parties hereunder shall be in English unless the parties in any specific case agree otherwise.

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                                      80

                      Clause 22 - The Purchaser's Approval
                      ------------------------------------

To the extent provided in the Contract, the Specifications, design, calculations, construction, materials and technical arrangements used in the WLL System may be subject to The Purchaser's approval. No such approval shall affect the Contractor's obligations hereunder or at any time limit The Purchaser's right to demand that the Contractor's Scope of Supply in all respects shall satisfy the Specifications and other requirements of the Contract.

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                                      81

                      Clause 23 - Compliance with the Law
                      -----------------------------------

The Contractor and its subcontractors shall abide by all applicable laws, regulations and ordinances of the Country of Sweden and shall obtain from competent authorities all necessary permits, licenses, and authorisations required to complete the Contractor's Scope of Supply. The Contractor and its Subcontractors shall establish such standards and procedures on the Premises as are necessary to comply with regulations governing employment with special reference to safety regulations issued from time to time by any competent authority in Sri Lanka or by The Purchaser. If it comes to the knowledge of The Purchaser that any such regulations are not being observed, it shall immediately inform the Contractor and, in such event, The Purchaser shall be entitled to refuse admission to the Premises of any person who is responsible for such contravention. Before commencing installation, the Contractor shall give The Purchaser a full description of those risks or dangerous procedures which may be, respectively, encountered or utilised in the course of installation.

If and to the extent requested to do so, The Purchaser will assist the Contractor in obtaining the required information of any such laws, regulations and ordinances, including safety regulations, as are referred to in this Clause
23. It is recognised by the parties that the presence on the Premises of any of the Contractor's or its subcontractor's personnel might require the approval of The Purchaser or any other authority and that such personnel might also be required to undertake an obligation to observe secrecy with respect to information received or obtained when present on the Premises and to sign documents to such an effect.

The Purchaser shall not be responsible for any acts, default or unsatisfactory performance, neglect or omissions of the Contractor that violate the laws, statutes, orders, rules, decrees, or regulations of any jurisdiction in which the Contractor's Scope of Supply obligations are carried out.

In any event, if any third party should nevertheless make a direct claim against The Purchaser because of such act, default, unsatisfactory performance or omission of Contractor, The Purchaser shall notify the Contractor as soon as possible, and the Contractor shall be entitled to undertake and manage any legal proceedings involving the Contractor. The Contractor shall upon the request of The Purchaser assist The Purchaser in defending themselves against such claim and indemnify and hold The Purchaser harmless against any and all costs, charges, expenses, compensations and other payments made by The Purchaser in respect of such third party claim.

The Contractor shall be deemed to have satisfied itself that it has obtained all necessary information with respect to the Contractor's Scope of Supply and the Contract including but not limited to the matters such as: (i) fees, pilotage and any dues payable to port authorities, (ii) conditions affecting labour including Contractor's Scope of Supply permits, and (iii) rules and regulations of governments and/or port authorities.

The Contractor shall be deemed to have fully examined and independently verified all documents and drawings, specifications, schedules, terms and conditions of the Order, regulations and other information in relation to the Contract and to have fully understood and satisfied himself as to all information which is relevant as to the risks whether political or otherwise, contingencies, costs, and other circumstances which could affect the Contract. The Purchaser, its servants, and agents shall have no liability in law or equity or in Contract or in tort or pertinent to any other cause of action with respect to any such information, risks, contingencies or other circumstances.

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                                      82

     Clause 24 - Assignment and Sub-contracted Contractor's Scope of Supply
     ----------------------------------------------------------------------

The Purchaser may assign this Contract or any of its rights or obligations hereunder to any corporation being the successor of The Purchaser.

24.1 The Contractor may also, without prior written consent of The Purchaser, assign a contract, sub-contract, or any significant part of the Contractor's Scope of Supply/. In any event, the Contractor shall not be relieved from responsibility under this Contract for such parts of the Contractor's Scope of Supply that are sub-contracted, and the Contractor shall be responsible and liable for the acts, defaults or unsatisfactory performance of any Subcontractor or its employees, servants and agents, as fully as if they were the acts or defaults of the Contractor or of the Contractor's employees, servants and agents.

24.2 The Contractor shall ensure that any sub-contracts entered into by the Contractor shall contain such provisions of this Contract as should be made applicable to such sub-contracts.

24.3 Any assignment, mortgage, charge, encumbrance or sub-contract in contravention of this Clause shall, as against The Purchaser, be void and of no effect.

24.4 The Contractor shall protect, defend, indemnify and keep indemnified The Purchaser against all claims, demands, actions, suits, proceedings, writs, judgements, orders, decrees, damages, losses and expenses suffered or incurred by The Purchaser arising out of or related to any assignment, mortgage, charge, encumbrance or sub-contract, whether permitted or not.

24.5 The assignment of any part of the Contractor's Scope of Supply to any Subcontractors will be performed according to the Contract and will not affect the Contractor's Scope of Supply.

24.6 The Parties agree that no contractual relationship is created between The Purchaser and any of the Contractors Subcontractors, suppliers or agents. The Contractor shall indemnify The Purchaser for any expenses or damages caused to The Purchaser as a result of any claim or demand against The Purchaser by any Subcontractor, supplier or agent.

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                            CLAUSE 25 - Termination
                            -----------------------

This Contract, or any individual order under this Contract, may be terminated at any time by written notice from The Purchaser. Such notice shall specify the effective date of termination and the actions to be taken by the Contractor in connection with the termination. If such termination is not due to the Contractor's failure to fulfil his obligations, which would entitle The Purchaser to cancel the Contract, or any part of it, The Purchaser shall pay a proportional price for all work in progress, equipment on order for the Purchaser, equipment that has been manufactured for the Purchaser and resides in finished goods, work performed, for material, administration, and profit on the amount of work performed under the Contract, and refund any other direct cost incurred due the termination, deducting amounts previously paid. The title to the work performed under this Contract prior to the termination shall vest in The Purchaser upon payment of the proportional price.

The compensation to be paid to the Contractor under this Clause shall be tried to be determined by negotiations, however, the amount shall under no circumstances exceed the Contract Price.

In case of termination, the Contractor shall make every effort to reduce the costs incurred.

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                                      84

                             Clause 26 Cancellation
                             ----------------------

26.1 General
---- -------

     Without prejudice to any other rights or remedies The Purchaser may have, The Purchaser may cancel this Contract according to the following provisions. The Purchaser may also cancel an order under this Contract, without thereby cancelling any part of this Contract, according to the same provisions.


26.2 Cancellation Due to the Contractor
---- ----------------------------------

The Purchaser may cancel this Contract, in its entirety or with respect to any portion thereof or an order under the Contract, with immediate effect by written notice to that effect:

(v)       Insolvency etc.
          --------------

          if Contractor has become voluntarily or involuntarily declared bankrupt or otherwise is insolvent or has entered into liquidation or has enter into composition proceedings with its creditors or if the Contractor has taken any action in furtherance of any such proceedings or has disposed or contemplates to dispose of all or the major part of its assets;

(ii)      Material breach of Contract
          ---------------------------

          if the Contractor commits a material breach of any of its obligations under this Contract other than delay in the performance of its undertaking referred to in (iii) below and fails to cure such breach within thirty (30) days after having received The Purchaser's notice thereof;

(vi)      Delays
          ------

          if due to any circumstance for which the Contractor or any of its subcontractors or suppliers are responsible the Actual Date of Delivery is delayed for more than an aggregate period of ninety (90) days;

(vii)     Non-compliance with the requirements
          ------------------------------------

          if the Contractor's Scope of Supply in any important respect does not meet the requirements set out in this Contract and the Contractor has not cured the defect within the times specified in the Contract, or, if no specification is made, within a reasonable time, such reasonable time not to exceed thirty (30) days and fails to cure the defect within an additional reasonable period of time, not exceeding sixty
          (60) days unless otherwise agreed by The Purchaser, from receipt of The Purchaser's notice to that effect as has been fixed by The Purchaser in said notice.

26.3      Cancellation With Reference to Force Majeure etc.
          ------------------------------------------------

          The Purchaser may cancel this Contract with immediate effect by written notice if any Force Majeure Event according to Clause 17 (whether preventing the Contractor or The Purchaser) causes the Actual Date of Delivery to be delayed or can reasonably be anticipated to be delayed for more than two hundred and twenty (150) days. The Purchaser shall exercise its right to cancel the Contract according to this Subclause 26.3 not later than sixty (60) days after having received the Contractor's notice of the of the Force Majeure Event in question.


26.4      Consequences of Cancellation According to 26.2
          ----------------------------------------------

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     In the event that The Purchaser cancels the Contract according to any of the provisions of Subclause 26.2 the Contractor shall immediately upon The Purchaser's demand refund to The Purchaser all amounts paid by The Purchaser under this Contract prior to the effective date of the cancellation plus interest on the said amounts from the respective dates of The Purchaser's payment up to the date of refundment (all dates inclusive) at the rate set out in Subclause 14.5. The Purchaser shall make available to the Contractor for restitution, dismantling and removal at the Contractor's own risk and expense what the Contractor may have delivered to The Purchaser under this Contract. This Contract shall cease to have any force or effect except that Contractor shall hold The Purchaser harmless in respect of all direct costs loss and damage suffered by The Purchaser on account of such a cancellation, including without limitation The Purchaser's total costs for completing all the Contractor's undertakings, whether performed by The Purchaser itself or other contractors engaged by The Purchaser for the purpose, to the extent these costs plus any compensation to the Contractor as set forth below in this Subclause 26.4 exceed the Total Contract Price according to this Contract. The Purchaser shall make all reasonable efforts to mitigate such loss, damage and costs.


     In the event that The Purchaser decides to complete the WLL System or parts thereof either itself or by engaging other contractors, The Purchaser shall have the right to acquire - against compensation and on terms and conditions with respect to warranties and other matters that are reasonable in the circumstances - such Equipment, Software, Documentation, services and other items within the Contractor's Scope of Supply as well as the Contractor's rights under subcontracts and supply agreements as can be used for the completion, operation and maintenance of the WLL System.

26.5 Consequences of Cancellation According to 26.3
     ----------------------------------------------

     In the event that The Purchaser cancels the Contract pursuant to Subclause
     26.3 the Contract shall cease to have any force or effect and the Contractor shall immediately upon The Purchaser's demand refund to The Purchaser all amounts paid by The Purchaser under this Contract. The Purchaser shall make available to the Contractor for restitution, dismantling and removal at the Contractor's own risk and expense what the Contractor has delivered to The Purchaser under this Contract prior to the effective date of the cancellation.


     In the event that The Purchaser decides to complete the WLL System or parts thereof either itself or by engaging other contractors, The Purchaser shall have the right to acquire against a compensation and on terms and conditions with respect to warranties and other matters that are reasonable in the circumstances - such Equipment, Software, documentation, services and other items within the Contractor's Scope of Supply as can be used for the completion, operation and maintenance of the WLL System.

     The Purchaser may require the Contractor to promptly remove at its own expense any and all of Equipment, or parts thereof, that may have been delivered to or installed and not acquired by The Purchaser.

26.6 Ownership to Equipment etc.
     ---------------------------

     The ownership to such Equipment, Software, materials, Documentation and work within the Contractor's Scope of Supply for which the Contractor is entitled to compensation according to Subclauses 26.4 or 26.5 shall immediately upon the

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     cancellation pass to or notwithstanding the cancellation rest with The
     Purchaser, as the case may be. The Purchaser shall be free to use the same without incurring any liability to the Contractor or any third party. It is agreed that The Purchaser may exercise its rights to cancel the Contract, or an order under the Contract notwithstanding whether Equipment, Software, documentation and work installed, delivered, and performed by the Contractor can be restituted in substantially the same condition as delivered by the Contractor. In the event of cancellation pursuant to Subclause 26.2, Equipment, Software and Documentation of which the value has decreased due to negligence on part of The Purchaser or anybody for which The Purchaser is responsible shall be acquired by The Purchaser according to provisions agreed upon by the parties.


26.7 Survival of Clauses
     -------------------

     The provisions of Subclause 11.1.3 and Clause 16, to the extent applicable, and of Clause 29, 30 and 31 shall survive the cancellation or termination of this Contract.

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          Clause 27 - Entire Agreement. Modifications of the Contract
          -----------------------------------------------------------

The parties state that with respect to the subject matter hereof this Contract Document and the Annexes, thereto, which form an integral part of the Contract, constitute the sole and exclusive understanding of the parties in respect of the subject matter hereof and supersede all prior agreements, arrangements or understandings relating to the subject matter, including any bid, tender, quotation, offer or proposal, general sales conditions or terms or provisions that the Contractor has submitted.

No change or modification of this Contract may be made except in writing and executed by the respective duly authorised representatives of each of the parties hereto.

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                                      88

                         Clause 28 - Order of Priority
                         -----------------------------

In the event of any discrepancy between any data, stipulation or provision given in any of the Clauses of this main Contract Document, on the one hand, and data, stipulation or provision given in any of the Annexes, on the other hand, the data, stipulation or provision contained in a Clause of this Contract Document shall prevail. In the event of any discrepancy between the Technical Specifications and the Product Description the Technical Specification shall prevail over the Product Description, except to such an extent as the Product Description is more advantageous to The Purchaser, in which latter case the Product Description shall prevail.

To the extent the Technical Specifications or the Product Description contains something that is not dealt with in any provisions of the Clauses of this Contract Document, the Technical Specifications and the Product Description, as the case may be, shall prevail notwithstanding the foregoing.

To the extent the Technical Specifications or the Product Description contains anything that is not dealt with in the other of them, the one containing the data, stipulation, provision or whatever might be concerned shall prevail over the other.

The Purchaser shall have the right to decide what document, data, stipulation or provision that shall prevail if such a decision is notified to the Contractor well in advance of the commencement of the manufacturing process in question.

In the event that the Contractor and The Purchaser have different opinions as to the interpretation of the Specifications, the opinion of The Purchaser shall always prevail, notwithstanding the foregoing, provided that The Purchaser's opinion is not unreasonable. The Contractor shall as soon as possible inform The Purchaser of any inconsistency, ambiguity or incompletion found in the Specifications.

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                           Clause 29 - Applicable Law
                           --------------------------

This Contract shall be governed by and construed in accordance with the law of Sweden.


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                           Clause 30 Confidentiality
                           -------------------------

Each party (as "Receiving party" hereunder) shall keep in confidence, with the same degree of care as used for its own confidential information, any information which is disclosed to it by the other party (as "Disclosing party" hereunder) in writing or other tangible form and clearly marked or identified in writing as "confidential" or by similar legend, for a period of three years from the date of first disclosure to the receiving party hereunder of such information, except that the foregoing obligations shall not apply or cease to apply, to any information which:

(i) is publicly known at the time of disclosure or becomes thereafter publicly available through no fault of the receiving party;

(ii) was already known to the receiving party free from confidentiality restrictions, prior to receiving it from the disclosing party;

(iii) is disclosed to the receiving party by any third party without confidentiality restrictions;

(iv)  is independently developed by the receiving party;

(v) is necessary to disclose to any lawful authorities for obtaining any type approval of the hardware/software goods covered hereunder;

(vi) is inherently disclosed or is necessary to be disclosed by The Purchaser by or for the proper installation, operation, use, maintenance and/or repair of the goods procured hereunder or the provisions of services thereby.


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                            Clause 31 - Arbitration
                            -----------------------

31.1 The Contractor and The Purchaser shall endeavour to settle any difference of opinion which may arise during the execution of this Contract in an amicable manner.

31.2 Any difference of opinion concerning any matters under this Contract shall bereferred for resolution by arbitration to an expert sitting as a single arbitrator to be agreed upon by the parties hereunder or failing such Contract to a single arbitrator to be named by the President of the [], upon the request of any party to this Contract. Arbitration proceedings shall take place in Stockholm Upon the request of any party the arbitration shall be in English. The arbitrator from time to time acting hereunder shall have all the powers conferred on arbitrators by the [ ] Arbitration Law 1968 or any statutory modification thereof for the time being in force. Judgment upon any award rendered by the arbitrator may be entered in any court in Sweden having jurisdiction or application may be made to such court for a judicial acceptance of the award and an order of enforcement, as the case may be. The arbitrator shall not be bound by the rules of evidence and procedure, but shall be bound by the substantive law of the Sweden and shall be obliged to disclose the reason for his award.

31.3 The fact that a dispute is brought before a court or before a duly appointed expert does not release the Contractor from its obligations to fulfil its commitments as provided by this Contract.


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                              Clause 32 - Notices
                              -------------------

Any and all notices or information other than information or proposal of pure technical nature shall be given by any party by prepaid mail or by fax or hand delivery to the other party at the following address:

If to The Purchaser

Jan Campbell, 110 Sir James Peiris Mawatha, Colombo, Sri Lanka

If to Contractor

Steve Mallinson, Cambridge House, Oxford Road, Uxbridge, UK.

Notices, information or proposals of pure a technical nature shall be forwarded to the following address:

If to The Purchaser

Mahinda Ramasundera, 110 Sir James Peiris Mawatha, Colombo, Sri Lanka

If to Contractor

Paul Senior, Cambridge House, Oxford Road, Uxbridge, UK.

The aforementioned addresses of either party may be changed at any time by giving fifteen (15) days prior notice to the other party in accordance with the foregoing. Either party may also by fifteen (15) days prior notice to the other party give further specification as to which address notice, information or proposals of various nature shall be forwarded.


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                            Clause 33 - Support Bond
                            ------------------------

In addition to the other clauses within this Contract, The Contractor agrees to placing of a Support Bond.

The Guarantor for this bond shall be as follows:

Lloyd Bank Plc.
Guarantees, International Services Centre
P.O. Box 63
Two Brindley Place, Birmingham
B1 2AB
United Kingdom

The following wording will be used:

The Guarantor hereby issues an irrevocable Guarantee No. ______ in the following terms:

The Beneficiary shall the Purchaser known as Suntel Private Ltd.

The Principal shall be the Contractor, known as Airspan Communication Limited.

Failure of the Contractor's performance obligations in respect of the supply of equipment for Telecommunications Network Infractructure under Contract for Purchase Order No. LP/0442/99 dated April 26, 1999 due to the end of its activities, due to its winding up, appointment of receiver(s) or entering into a company voluntary arrangement, or closure of the product line used within this supply of the contract.

The Support Bond shall be posed within 1 month after The Contractor receives the principal and interest payment from milestones through System Acceptance (Actual Date of Delivery) and receipt by The Contractor of all and any other associated payments for deliveries covered under the bridging phase.

The Support Bond shall have value equal to 60% of contract value in the first year after the Actual date of Delivery (Phase 1), 50% of contract value in the second year after the Actual date of Delivery (Phase 1), and 40% of contract value in the third year after the Actual date of Delivery (Phase 1).


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                          Clause 34 - Contract Period
                          ---------------------------

This Contract comes into force when signed by both parties and shall remain in force as long as any of the parties has any obligation under the Contract to fulfil.

This Contract has been made in duplicate and each of the parties has taken one copy.


Place: LONDON                                  Place: COLOMBO

Date:                                          Date:

Eric Stonestrom                                J. Campbell
Managing Director                              Managing Director
Airspan Communications Limited                 Suntel (Private) Ltd.

The Contractor                                 The Purchaser

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